united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Small-Cap Insider Buying Fund
(CTVAX, CTVCX, CTVIX)
Catalyst Insider Buying Fund
(INSAX, INSCX, INSIX)
Catalyst IPOx Allocation Fund
(OIPAX, OIPCX, OIPIX)
Catalyst Dynamic Alpha Fund
(CPEAX, CPECX, CPEIX)
Catalyst Buyback Strategy Fund
(BUYAX, BUYCX, BUYIX)
Catalyst Growth of Income Fund
(CGGAX, CGGCX, CGGIX)
Catalyst/Lyons Tactical Allocation Fund
(CLTAX,CLTCX,CLTIX)
Catalyst/MAP Global Equity Fund
(CAXAX, CAXCX, CAXIX)
Catalyst MLP & Infrastructure Fund
(MLXAX, MLXCX, MLXIX)

June 30, 2019

Mutual Fund Series Trust

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.catalystmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-866-447-4228. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1
Portfolios of Investments	Page 40
Statements of Assets and Liabilities	Page 58
Statements of Operations	Page 60
Statements of Changes in Net Assets	Page 62
Financial Highlights	Page 65
Notes to Financial Statements	Page 83
Report of Independent Registered Public Accounting Firm	Page 96
Supplemental Information	Page 98
Expense Example	Page 113
Privacy Notice	Page 114

June 30, 2019

Catalyst Small-Cap Insider Buying Fund (CTVAX, CTVCX, CTVIX)
(Unaudited)

Dear Shareholders,

The Catalyst Small-Cap Insider Buying Fund (the “Fund”) holds a portfolio of small/micro-cap stocks where the corporate insiders are buying their own company’s stock in a significant manner. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2019, the Fund underperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks. The underperformance relative to the benchmarks was due to its exposure to both small/micro-cap stocks and stocks within the financials and consumer discretionary sectors.

Despite many macro factors that traditionally favor small-cap stocks, small-caps have underperformed their large-cap peers over the trailing year. We believe that the deviation in performance between small-caps and large-caps over the trailing year has set the stage for a potential reversal in performance given the current macro backdrop. Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. We have positioned the Fund in the best signals of the small-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Small-Cap Insider Buying Fund underperformed its Russell 2000 Total Return Index and S&P 500 Total Return Index benchmarks during FY 2019. The Fund’s performance includes relative outperformance from holdings in the information technology and energy sectors and relative underperformance from holdings in the financials and consumer discretionary sectors.

During the past year, the Fund was invested in small/micro-cap stocks which went out of favor. Small-cap stocks significantly underperformed their large-cap peers as the Russell 2000 Total Return Index returned -3.31% compared to the S&P 500 Total Return Index return of +10.42% despite many macro factors that favor small-cap stocks. First, small-cap companies should be more protected from trade war escalation as they tend to derive their revenue domestically and are more insulated from the impacts of higher tariffs. Second, the Federal Reserve has become increasingly more accommodative in its monetary policy in 2019 which should benefit small-cap companies who rely more on debt markets to fuel growth; falling yields should be supportive of small-cap stocks as it decreases the company’s cost of borrowing. Third, the US domestic economy is still growing, albeit with low inflation, and employment is strong in the US.

The Fund’s total returns for the fiscal year ended 06/30/19 and for the period since inception through 06/30/19 as compared to the S&P 500 Total Return Index and Russell 2000 Total Return Index were as follows:

	Fiscal Year	Since Inception
	(06/30/18-06/30/19)	(07/31/06-06/30/19)(3)
Class A without sales charge	-11.02%	4.41%
Class A with sales charge	-16.11%	3.93%
Class C	-11.71%	3.67%
Class I (Inception Date – 03/27/09)	-10.79%	8.52%
Russell 2000 Total Return Index (1)	-3.31%	7.90%
S&P 500 Total Return Index (2)	10.42%	8.96%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

We are optimistic about the upcoming year as the current economic environment bodes well for small-cap U.S. companies compared to their large-cap peers. A steady U.S. economy combined with struggling overseas economies and a strengthening USD favors small-cap companies. A number of geopolitical risks could escalate in the coming year as there is an ongoing trade war with China, the Brexit looms, and there is political volatility in Eurozone countries. Against this backdrop, U.S. small-cap companies should be better insulated from these risks, particularly the risk of a prolonged trade war, compared to large-cap multi-nationals that rely more heavily on foreign revenue streams.

Our research indicates that the small-cap insider buying strategy outperforms over long periods of time. We hold what we believe to be a very attractive portfolio of stocks where the corporate insiders are buying in a significant way. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms both the S&P 500 Total Return Index and Russell 2000 Total Return Index over the long run. We are confident about the long-term potential of the Fund. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Small-Cap Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Russell 2000 Total Return Index is generally representative of the U.S. small-capitalization stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Index.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Small-Cap Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7029-NLD-8/2/2019

Catalyst Small-Cap Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	(11.02)%	(3.73)%	6.37%	4.41%
Class A with load	(16.11)%	(4.86)%	5.74%	3.93%
Class C	(11.71)%	(4.46)%	5.66%	3.67%
Class I	(10.79)%	(3.48)%	6.64%	8.52%
Russell 2000 Total Return Index(a)	(3.31)%	7.06%	13.45%	7.90%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.21% for Class A, 2.96% for Class C and 1.96% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an Index.

**	Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Software	9.4%
Internet	9.3%
Computers	9.0%
Advertising	8.6%
Healthcare Products	8.5%
Building Materials	8.1%
Commercial Services	7.6%
Miscellaneous Manufacturing	6.2%
Energy	5.0%
Coal	4.8%
Other/Cash & Equivalents	23.5%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Insider Buying Fund (INSAX, INSCX, INSIX)
(Unaudited)

Dear Shareholders,

The Catalyst Insider Buying Fund (the “Fund”) invests in large capitalization U.S. companies that are experiencing significant corporate insider buying. Over the past year we have witnessed diverse insider buying across sectors. With a wide range of insider buying opportunities to choose from, we focused on the insider buying at companies that have the highest quality earnings growth potential and revenue growth potential. During FY 2019, the Fund underperformed the S&P 500 Total Return Index (1) benchmark. The underperformance relative to the benchmark was largely driven by abnormally weak performance in Q4 2018; however, we believe that the market sell-off in Q4 2018 gave corporate executives an opportunity to purchase their company’s shares at a discount, and we are optimistic for the long-term potential of the Fund’s current positioning. We have positioned the Fund in the best signals of the large-cap insider buying strategy and are confident in the long-term potential of the Fund.

Investment Strategy

The Fund’s strategy uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outside investor possibly could.

The advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivations for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fund Performance

The Catalyst Insider Buying Fund underperformed its S&P 500 Total Return Index benchmark during FY 2019. The Fund’s performance includes relative outperformance from holdings in the consumer discretionary and industrials sectors and relative underperformance in the information technology and health care sectors.

During the trailing year, we focused on the companies that have the highest quality earnings growth potential and revenue growth potential. This focus positioned the Fund’s heaviest allocations within the information technology, health care, and consumer discretionary sectors. The Fund started the fiscal year by outperforming the S&P 500 Total Return Index benchmark in Q3 2018 and continued its winning streak from 2018. Then multiple political developments in Q4 2018 caused the Fund’s performance to reverse course and trail the benchmark as the heaviest allocations were in sectors that were sensitive to these developments, primarily information technology due to trade war concerns and health care due to potential changes to the affordable care act. Both the information technology and health care sectors registered negative performance in Q4 2018, and information technology was the weakest performing S&P 500 Index sector. Due to the Fund’s overweight positioning in both of these sectors, the Q4 2018 drawdown was more pronounced for the Fund compared to the S&P 500 Total Return Index benchmark.

As we have mentioned in the past, corporate insiders have great intuition when it comes to predicting long-term company performance but are not great market timers. Corporate insiders have a very good idea of whether or not the company will beat earnings. Most corporate executives cannot predict the future political initiatives that the US President and congress will undertake and the impact they will have on the market.

Despite the drawdown in Q4 2018, the Fund has performed relatively in-line with the S&P 500 Total Return Index thus far in 2019 YTD. We believe that market selloffs can be positive for the Fund performance moving forward as it provides corporate insiders an opportunity to buy their company’s stock at lower valuations. We generally see an increase in insider activity following market selloffs, and this creates opportunities for us to add new positions. We are optimistic heading into the second half of 2019 and believe that the Fund holds a number of companies that are undervalued by the market. We follow a long-term strategy that invests in companies whose insiders believe their own shares are undervalued.

The Fund’s total returns for the fiscal year ended 06/30/19 and for the period since inception through 06/30/19 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	5 Years	Since Inception(2)
Class A	4.05%	4.80%	10.71%
Class A with Sales Charge	-1.93%	3.56%	9.88%
Class C	3.23%	4.03%	10.21%
Class I (Inception Date – 6/6/14)	4.28%	5.08%	5.12%
S&P 500 Total Return Index	10.42%	10.71%	13.31%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy can outperform the S&P 500 Total Return Index over the long run. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7020-NLD-8/2/2019

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	4.05%	4.80%	10.71%
Class A with load	(1.93)%	3.56%	9.88%
Class C	3.23%	4.03%	10.21%
Class I	4.28%	5.08%	5.12%
S&P 500 Total Return Index(a)	10.42%	10.71%	13.31%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.58% for Class A, 2.33% for Class C and 1.33% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is July 29, 2011 for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Software	20.9%
Retail	17.0%
Internet	14.9%
Biotechnology	8.7%
Diversified Financial Services	6.2%
Commercial Services	6.2%
Aerospace/Defense	4.9%
Private Equity	4.9%
Electric	4.9%
Advertising	4.8%
Other/Cash & Equivalents	6.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst IPOX Allocation Fund (OIPAX, OIPCX, OIPIX)
(Unaudited)

Dear Shareholders,

We are happy to report that the Catalyst IPOX Allocation Fund (OIPIX) has won the 2019 Thomson Reuters Lipper Award for Best Alternative Event Driven Fund for highest consistent return value among 49 funds for the three-year period ending 11/30/2018. As of June 30, 2019, OIPIX returned +24.51% in 2019 YTD, significantly outperforming its benchmark, the S&P 500 Total Return Index, by +5.97%. During the fiscal year ending June 30, 2019, OIPIX returned +9.18% compared to S&P 500 Total Return Index annualized returns of +10.42%. For the three-year period, OIPIX has generated annualized returns of +18.50%, compared to S&P 500 Total Return Index annualized returns of +14.19%.

Fund Investment Strategy

The Catalyst IPOX Allocation Fund seeks to offer investors the opportunity to exploit the potential excess returns from investing in IPOs. The Fund invests in common stocks of companies listed on the IPOX U.S. 100 Index and newly listed public offerings of U.S. companies. The stocks may be purchased at the time of the offering or in post-IPO trading (“IPOs”). The Fund’s portfolio has two components: Core Long Component and Dynamic Component, each utilizing a distinct investment strategy. The Core Long Component invests assets so as to replicate the IPOX U.S. 100 Index, which measures the performance of the top 100 companies ranked quarterly by market capitalization in the IPOX U.S. Composite Index. The Dynamic Component invests assets in approximately 30-70 IPOs that are not included in the Core Long Component that are valued attractively relative to their price to sales multiple.

Fund Performance

We are pleased with the strong performance thus far in 2019 (+24.51%) and are encouraged by the after-market performance of the select IPOs that the Fund participated in with the underwriting syndicate. We work with premier investment banks and leverage our firm-wide relationships to enable the Fund to access IPO deals at the syndicate level. As of June 30, 2019, the average first day performance of the IPOs that the Fund participated in with the underwriting syndicate was +16.06% (difference between IPO offering price and closing price of first trading day; 06/29/2018 – 06/28/2019). Examples of the IPOs that the Fund participated in directly with the underwriting syndicate included (returns listing as difference between IPO offering price to closing price of first trading day): plant-based meat-maker Beyond Meat (BYND US: +163.00%), biotechnology company Allakos (ALLK US: +73.61%), cloud video conferencing software provider Zoom Video Communications (ZM US: +72.22%), cybersecurity leader CrowdStrike (CRWD US: +70.59%), and biopharmaceutical firm BridgeBio Pharma (BBIO US: +62.06%).

In addition to the strength of the returns of the new listings, the Fund also benefitted from continued corporate mergers and acquisitions activity whereby a number of the Fund’s holdings were targeted for acquisition at a significant premium. This is reflective of the increasing trend that companies trading during the first few years after their IPO – the Fund’s broad investment universe – have become a target market for corporate M&A. Examples of the Fund’s holdings that have been targeted for acquisition during 2019 include: Versum Materials (VSM US) at a +52% premium by Merck KGaA (MRK GR), First Data Corp (FDC US) at a +29% premium by Fiserv Inc (FISV US), and WorldPay (WP US) at a +14% premium by Fidelity National Information Services (FIS US). The Fund also profited from the robust growth of incumbents which had acquired Fund holdings and selectively remained in the portfolio. Examples of the Fund’s holdings pertaining to IPO M&A include: food company General Mills (GIS US: +37.82%) which acquired pet food maker Blue Buffalo; chocolate manufacturer Hershey (HSY US: +26.56%) which completed the acquisition of Skinny popcorn maker Amplify Snack Brands, as well as chicken producer Tyson Foods (TSN US: +52.86%) which had acquired the Ohio-based sandwich maker AdvancePierre.

The Fund’s total returns for the fiscal year ended 06/30/2019 and since inception period through 06/30/19 as compared to the S&P 500 Total Return Index (1) were as follows:

	Fiscal Year Ended	Since Inception
	(06/30/19)	(09/30/15-06/30/19)[2]
Class A	8.89%	15.08%
Class A with Sales Charge	2.60%	13.27%
Class C	8.07%	14.19%
Class I	9.18%	15.34%
S&P 500 Total Return Index	10.42%	14.39%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

The healthy 2019 IPO market has provided the Fund with numerous opportunities to successfully execute on its strategy year-to-date. We continue to see a build-up of companies looking to go public this year, including a number of unicorns with expected valuations over $1 billion. A robust IPO pipeline is not a prerequisite for the Fund to outperform, however, it does create additional opportunities to capture the near-term outperformance of new listings, particularly because we work with premier investment banks to get IPO allocations at the syndicate level. A core premise of the strategy is that by investing in a wide range of IPOs that meet our proprietary criteria, the Fund is likely to consistently have exposure to the most successful IPOs; thereby allowing the Fund to capture the outsized performance of the narrow set of massively successful IPOs. By having a wide and diversified exposure to recent IPOs and spin-offs without the single stock risk of trying to pick which IPOs will be successful, the Fund has outperformed the S&P 500 TR Index since inception. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst IPOX Allocation Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley
Co-Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst IPOX Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 09/30/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7001-NLD-8/1/2019

Catalyst IPOx Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	8.89%	15.08%
Class A with load	2.60%	13.27%
Class C	8.07%	14.19%
Class I	9.18%	15.34%
S&P 500 Total Return Index(a)	10.42%	14.39%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 7.91% for Class A, 8.66% for Class C and 7.66% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Commercial Services	13.1%
Internet	12.5%
Healthcare Products	10.7%
Software	9.2%
Food	6.3%
Biotechnology	5.6%
Pharmaceuticals	4.4%
Telecommunications	3.9%
Computers	3.2%
Electric	2.6%
Other/Cash & Equivalents	28.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Dynamic Alpha Fund (CPEAX, CPECX, CPEIX)
(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the annual report for the Catalyst Dynamic Alpha Fund (the “Fund”). Since collaborating with Catalyst Funds nearly eight years ago to offer our flagship equity investment strategy as a mutual fund, we have produced numerous significant accomplishments. We have leveraged the distribution advantages afforded through our partnership, vastly expanded the accessibility of the offering and produced noteworthy investment results for our investors. We continue to build upon our prior successes and are confident in our future. The Fund’s total returns through 06/30/19 as compared to the S&P 500 Total Return Index1 are as follows:

	Fiscal Year	Since Inception (12/22/11-
Fund vs Index Performance	(06/30/18-06/30/19)	06/30/19)[2]
Class A without sales charge	3.04%	15.16%
Class A with sales charge	-2.86%	14.26%
Class C	2.26%	14.30%
Class I (Inception Date – 6/6/14)	3.32%	11.71%
S&P 500 Total Return Index[1]	10.42%	14.37%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Catalyst Dynamic Alpha Fund seeks to achieve long term capital appreciation by investing in what we believe to be outperforming securities from industries that are displaying emerging strength. Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings. This highly replicable selection approach is paired with an open architecture portfolio construction mandate which affords the portfolio management team the freedom to create and tactically shift portfolio exposures as market dynamics dictate. This style agnostic approach, we believe, results in a nimble portfolio which has produced a performance history that often displays a lower correlation to the broad equity market than more traditional institutional strategies.

Over the trailing 12 months ending June 30, 2019, the Fund struggled to keep pace with the shifting leadership trends of the overall market. During this timeframe, the Catalyst Dynamic Alpha Fund Class A returned 3.04%, lagging sharply the 10.42% advance of the S&P 500. Last year’s annual report highlighted the benefit derived by a lack of exposure to the defensive oriented sectors of Consumer Staples, Utilities and Real Estate. This trend reversed entirely in the twelve months just completed with these groups ranking as three of the four best performing sectors in the S&P 500. While the Fund has broadened its exposures to these areas, it was insufficient to keep pace with the rally in these sectors. The Fund is now invested in ten of the eleven economic sectors, Energy being the only aspect not currently represented, up from a more concentrated seven sectors one year ago. To broaden the Fund’s investment scope, the allocation to Finance investments was halved, holdings in Material stocks were cut by nearly one quarter and Energy investments were sold outright. This capital was utilized to build investments during the year in Consumer Staples, Real Estate, Communications Services and Utilities. The portfolio management team believes this more comprehensive approach is appropriate until market dynamics become more clarified.

As of June 30, 2019, the portfolio was allocated in the following fashion.

Sector
Information Technology	24%
Health Care	13%
Consumer Discretionary	12%
Industrials	12%
Consumer Staples	11%
Financials	10%
Materials	5%
Real Estate	5%
Communications Services	4%
Utilities	4%
Energy	0%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019 and are subject to change.

Stock selection results were less problematic than allocation effects. The Fund generated robustly positive selection effects in the Materials, Real Estate, Finance and Health Care sectors, but these were offset by underwhelming results in the Industrial, Consumer Discretionary, Technology and Consumer Staples sectors. Abbott Laboratories (ABT), which began the measurement period as the Fund’s 5th largest holding at 4.9%, was the top performing investment in the portfolio, rising more than 40% for the year. Also, from the Health Care sector, Illumina, Incorporated (ILMN), which ranked as the Fund’s 7th largest holding at 4.7% one year ago, rose in excess of 30%, adding positively to portfolio results. Detracting from investor returns were Wayfair, Incorporated (W) and Jacob’s Engineering Group, Incorporated (JEC) both of which were purchased and subsequently quickly sold during the market selloff in the fourth quarter. Wayfair dropped more than 30% and Jacobs nearly 25% during their brief holding periods in the portfolio.

As of June 30, 2019, the top five holdings in the Fund as a percentage of net assets were:

Company	Weight
VMware, Inc.	5.6%
Aflac, Inc.	5.4%
American Tower Corp.	5.4%
Union Pacific Corp.	5.0%
Paycom Software, Inc.	4.9%

Holdings are subject to change and should not be considered investment advice.

Domestic stocks gained in the second quarter of 2019 and established a new all-time high in the days just prior to the period end. However, the path upward was marked with significant volatility and while a new all-time high was achieved, it ranks just marginally above peaks previously established in April 2019 and October 2018. As has been the case for the past year, low volatility stocks continued to set the pace for the market rally. This has served to fuel significant investor skepticism as to the durability of the advance. Low volatility stocks have returned 19% in the past year to far outpace the 10% rise of the S&P 500 Index. This basket of defensive securities has a beta of 0.55 over the same timeframe. Accounting for this muted volatility, these stocks have risen more than 3.25x their expected results; a remarkably unusual achievement in the face of a swiftly rising stock market.

While trade concerns have helped to influence the trajectory of equities, it appears that the current market posture is almost entirely interest rate dependent. As forward-looking expectations of interest rates have fallen, equities have risen. Expectations of higher rates have had the counter effect. While this relationship classically holds true, the impetus behind potentially lower future rates is broadly slowing economic activity; a clear negative for equities. Beginning in early 2019, the Fed shifted their posture on rates, moving from a tightening campaign that began in 2016 to a more accommodative outlook. While the Fed has yet to reduce short term borrowing costs, most believe that lower rates are just around the corner. Bolstering this case, inflation is below the Fed’s 2% target, employment gains are slowing from their blistering prior pace and activity surveys indicate a cooling domestic economy. Many believe a rate cut could be viewed as an insurance policy against a possible looming recession. In response to the possibility of lower rates, equity investors have bid stock prices up sharply.

A number of risks to this forecast exist and with them, a number of risks for the equity bull market. While the Fed has indicated that the path of future rates may be lower, they’ve yet to act. Most recently, investors were forecasting a near immediate 50bps reduction in rates which seems far askew of likely Fed activity. Domestic economic growth remains expansionary, unemployment is near record lows and the Fed has a keen desire to show their independence from political and investor provocations. Should the Fed fail to deliver accommodation quickly or without the necessary largesse, equities would have few short run catalysts to sustain their ascent. In the first quarter, earnings fell on a year over year basis and a repeat is anticipated in second quarter reports. While earnings in the final six months of the year are expected to reaccelerate, the rate of forecasted expansion seem insignificant to support current valuation levels, in the absence of lower rates.

As is traditionally the case, the probable outcome seems to lie between these two extremes. The Fed is likely to cut rates by 25bps within the next three months which should prove sufficient to propagate this long economic cycle. While much focus has been on the length of the current cycle, far less attention has been applied to the magnitude of cumulative real economic growth. Total real GDP growth since the prior cycle peak in the fourth quarter of 2007 is approximately 20%. A figure which ranks no better than the midpoint of the previous eleven recessions. So, while the expansion has been long, it has not been robust. There’s scant evidence that a recession is imminent, however the domestic economy is likely to continue to slow. The boost provided by a proactive Fed rate cut might be sufficient to keep the economy expanding and avoid recession, becoming the third in a series of “almost”. The yield curve “almost” inverted late in 2018, the stock market “almost” suffered a bear market in the fourth quarter and, possibly, the economy “almost” goes into a recession late in 2019.

Sincerely,

Cory Krebs

President, Cookson, Peirce & Co., Sub-advisor to the Fund
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Dynamic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7026-NLD-8/2/2019

Catalyst Dynamic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	3.04%	11.43%	15.16%
Class A with load	(2.86)%	10.12%	14.26%
Class C	2.26%	10.59%	14.30%
Class I	3.32%	11.69%	11.71%
S&P 500 Total Return Index(a)	10.42%	10.71%	14.37%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.44% for Class A, 2.19% for Class C and 1.19% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 22, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Software	15.7%
Insurance	10.2%
Retail	9.5%
Healthcare Products	7.5%
Real Estate Investment Trusts	5.4%
Transportation	5.0%
Biotechnology	4.9%
Chemicals	4.7%
Electrical Components & Equipment	4.3%
Household	4.2%
Other/Cash & Equivalents	28.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Buyback Strategy Fund (BUYAX, BUYCX, BUYIX)
(Unaudited)

Dear Fellow Shareholders,

The Catalyst Buyback Strategy Fund seeks to offer investors a compelling opportunity to exploit the potential excess returns from share buyback announcements. Research findings indicate that share buyback announcements lead to short-term post-announcement excess returns, and historical studies conclude that a buyback strategy can outperform the S&P 500 Total Return Index (1) and Russell 3000 Total Return Index (2) over most time periods. This historical outperformance is largely driven by time since announcement (closer to announcement date is better) and size of announcement (larger is better in terms of percentage shares outstanding). Thus, more frequent larger buyback announcements are expected to increase the potential for outperformance over the long run.

We are excited about the upcoming years for the Fund as tax reform and the potential for U.S. companies to repatriate their more than $2.6 trillion in overseas profits at a favorable tax rate have already set several buyback records. Calendar year 2018 set the record for buyback announcements at over $1.08 trillion. Through April, calendar year 2019 was off to a stronger year than 2018 for buyback announcements. However, escalating trade war concerns resulted in a significant slowdown. As of June 2019, U.S. companies have authorized over $510 billion in buybacks, a buyback authorization pace that is currently 22% behind 2018 but still stronger than previous years.

Fund Investment Strategy

The Fund invests primarily in the common stocks of U.S. companies that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization. The Fund has been categorized as Mid-Cap Blend by Morningstar since inception as a result of its all-cap equity approach and resulting holdings.

Our quantitative models identify the companies with the most favorable share buyback announcements by focusing on factors like the size of the buyback, the length of time since announcement, post-announcement price reaction, volatility, liquidity and trading patterns. We construct a portfolio by imposing size, liquidity and position weight constraints. We sell when more favorable investment opportunities arise.

Fund Performance

The Catalyst Buyback Strategy Fund (BUYIX) trailed its S&P 500 Total Return Index and Russell 3000 Total Return Index benchmarks for the current fiscal year. Class I outperformed its peer group, returning 3.17% versus 2.41% for the Morningstar Mid-Cap Blend category. The Fund significantly outperformed the Mid-Cap Blend category in 2018 (by 3.95%) but has trailed the strong bounce for the category so far in 2019. Except for 2014 and 2019 YTD, the Fund has outperformed its Mid-Cap Blend category.

Calendar Year	BUYIX	Morningstar Mid-Cap Blend Category
2014	-0.95%	7.80%
2015	0.26%	-4.75%
2016	15.08%	14.14%
2017	19.86%	15.93%
2018	-7.20%	-11.15%
2019 YTD	13.26%	17.52%

Underperformance in 2014 was driven by a unique change in the environment in which large and activist investors pressured underperforming companies to announce a buyback primarily for financial engineering purposes. We believe we have addressed this potential risk with an enhanced qualitative overview focused on company motivations, available cash, cash flow, historical buyback completion rates and other factors.

For the current fiscal year, a volatile environment resulting from trade war concerns overshadowed the benefit from the increase in buybacks. The consumer discretionary sector was the largest negative contributor to returns versus the benchmark. Many consumer discretionary companies announced large buybacks throughout the fiscal year, resulting in the sector being the largest allocation. In several cases, the negative returns for the stocks during the holding period (through fiscal year if still a holding) have simply been growing trade war concerns and not material negative developments specific to the companies. For example, Crocs Inc. (CROX) announced a 24.5% buyback in early May with solid first-quarter results. Crocs management was still projecting strong guidance in line with market expectations; however, investor concern about the impact of a broader economic slowdown and escalating trade wars resulted in the stock dropping over 30% from the buyback announcement date. Crocs performed very well after a previous large buyback announcement (29% of outstanding shares), returning +102.7% in the year following its February 2018 announcement. CROX already started to meaningfully recover after fiscal year end. We expect it to continue, especially if the company acts and reduces it share count by almost a quarter.

The poor performance from the energy sector and missing meaningful exposure to the utilities sector also negatively impacted Fund returns. The Fund’s energy allocation was roughly in line with the benchmark. However, the Fund’s energy holdings outperformed the S&P 500 Total Return Index’s energy holdings by over 4.6%. The Fund’s limited allocation to utilities companies (given the limited history of buybacks in this sector) also resulted in the Fund missing the strong +19% returns for the sector during the fiscal year.

Information technology stocks were the largest positive contributor to Fund performance. Information technology companies accounted for 36% of 2018’s buyback announcements and are accounting for 26% of 2019’s announcements. Perhaps more noteworthy was the strong returns of health care stocks that announced buybacks. The Fund’s health care holdings outperformed the S&P 500 benchmark’s holdings by almost 23%. As these companies were relatively isolated from the market reaction to trade war concerns, we believe it highlights the long-term potential of the buyback strategy absent the short-term volatility surrounding trade war developments.

Additionally, we are pleased with the Fund’s performance during December 2018, when the S&P 500 Total Return Index dropped 9.03%, the Russell 3000 Total Return Index dropped 9.31% and the Mid-Cap Blend category dropped 10.12%. BUYIX only dropped 7.81%. This was similar to 1Q 2018 when the Fund managed a flat quarter as volatility returned to the market. We believe this supports the buyback research indicating that a buyback strategy can outperform during periods of market stress, likely driven by both the impact of marketing signaling (i.e., the company is in a strong position during the crisis period) as well as the ability for companies to meaningfully impact their stock price by purchasing at a rate up to 25% of the average daily volume.

While news developments created short-term volatility that impacted Fund performance, the overall decline in buybacks recently on the same news has created some potential opportunities for the Fund. Companies that were still announcing buybacks during the major trade war escalations in May present investment opportunities in the types of companies that may be oversold or that could hold up well if the trade war escalation continues. Following the volatile month of May, BUYIX performed well in June, returning +8.89% versus the S&P 500 at +7.05%, the Russell 3000 at +7.02% and the Mid-Cap Blend category at +6.87%.

The Fund’s total returns for fiscal year ended 06/30/19 and for the period since inception through 06/30/19 as compared to the S&P 500 Total Return Index and the Russell 3000 Total Return Index were as follows:

	1 Year	3 Years	5 Years	Since Inception[3]
Class I	3.17%	12.86%	7.09%	6.85%
Class A	2.92%	12.58%	6.84%	6.57%
Class A with Sales Charge	-2.99%	10.38%	5.59%	5.43%
Class C	2.23%	11.72%	6.04%	5.79%
S&P 500 Total Return Index	10.42%	14.19%	10.71%	11.08%
Russell 3000 Total Return Index	8.98%	14.02%	10.19%	10.57%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

With the potential for more frequent large announcements, we are excited about the impact that tax reform and repatriation will have on the strategy during the upcoming years. We are pleased with the performance of the Fund during the past year when considering the performance of its Morningstar category and its performance during periods of volatility. News volatility may still negatively impact the Fund on a short-term basis. If conditions surrounding the trade war deteriorate, we see the potential for strong relative returns as the overall number of buybacks will likely decline and only the most compelling signals will remain from the companies with the most confidence in their share price going forward. We believe that the Fund is currently positioned in the best buyback signals, the types of signals that have historically contributed to the long-term outperformance of the strategy. We are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

Michael Schoonover and Charles Ashley
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	The Russell 3000 Total Return Index is composed of 3000 large U.S. companies, as defined by market capitalization. The portfolio of securities represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(3)	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7003-NLD-8/1/2019

Catalyst Buyback Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	2.92%	6.84%	6.57%
Class A with load	(2.99)%	5.59%	5.43%
Class C	2.23%	6.04%	5.79%
Class I	3.17%	7.09%	6.85%
Russell 3000 Total Return(a)	8.98%	10.19%	10.57%
S&P 500 Total Return Index(b)	10.42%	10.71%	11.08%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 years are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.17% for Class A, 2.92% for Class C and 1.92% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Russell 3000 Total Return Index”, is a market capitalization-weighted index of the 3,000 largest U.S. traded stocks. Investors cannot invest directly in an Index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Retail	10.6%
Banks	9.9%
Real Estate Investment Trusts	9.7%
Diversified Financial Services	7.0%
Chemicals	6.5%
Apparel	5.6%
Healthcare Products	3.9%
Oil & Gas	3.6%
Aerospace/Defense	3.6%
Electronics	3.5%
Other/Cash & Equivalents	36.1%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Growth of Income Fund (CGGAX, CGGCX, CGGIX)
(Unaudited)

Dear Shareholders,

The Catalyst Growth of Income Fund seeks to generate a high current yield by investing in U.S. mortgage real estate investment trusts (“REITs”) that hold residential and commercial mortgages. The Fund’s investment objective is income with capital appreciation as a secondary objective.

Investment Strategy

The Fund seeks to achieve its investment objective by primarily investing in publicly traded mortgage real estate investment trusts (“REITs”). The Fund may also invest in publicly traded equity and hybrid REITs. The Fund may invest in the common and preferred stock of REITs and may invest in such securities without regard to the market capitalization of the REIT. A mortgage REIT generally lends money to real estate buyers or acquires existing mortgages or mortgage-backed securities (“MBS”) and seeks to earn interest income.

The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real-estate related securities.

The Fund employs proprietary quantitative screens to rank potential holdings for the Fund based on volatility and liquidity of the security. The investment team then performs a qualitative review of the characteristics of the underlying investments of the REIT to determine whether to invest in the REIT. In conducting our qualitative review, we review third-party research, financial statements, management presentations and news reports regarding the Fund’s potential holdings. The Fund will sell a security when it no longer ranks favorably in the screens or when we no longer believe it offers attractive risk adjusted returns.

Performance

During fiscal year 2019, the Fund underwent a strategy change on 03/12/2019. The predecessor strategy, the Catalyst/Groesbeck Growth of Income Fund, was rebranded the Catalyst Growth of Income Fund. Under the predecessor strategy, the Fund sought to achieve growth of current dividend income over time and capital appreciation by investing in dividend-paying common stocks of primarily large capitalization companies.

The Fund’s total returns for the fiscal year after conversion were as follows:

Catalyst Growth of Income Fund
(New Strategy)
(03/12/19-06/30/19)
Class A	0.55%
Class C	0.43%
Class I	0.64%
FTSE NAREIT All Mortgage Capped Index (1)	1.49%
Barclays U.S. Aggregate Bond Index (2)	4.35%

Under the new strategy, the Fund performed inline with expectations. While mortgage REITs largely had negative price returns since the Fund’s strategy conversion, the large dividends paid by the mortgage REITs helped to buoy the total return of the Fund. The FTSE NAREIT All Mortgage Capped Index returned 1.49% during the comparable period following the conversion of the Fund.

The Fund’s total returns for the fiscal year period and since inception through 06/30/19 period as compared to the Barclays U.S. Aggregate Bond Index and the S&P 500 Total Return Index were as follows:

	1 Year	Since Inception
	(06/30/18-06/30/19)	(12/30/09-06/30/19)(4)
Class A	0.79%	8.32%
Class A with Sales Charge	-4.98%	7.65%
Class C	0.09%	7.49%
Class I (Inception Date – 11/24/10)	1.23%	9.12%
Barclays U.S. Aggregate Bond Index (2)	7.87%	3.66%
S&P 500 Total Return Index (3)	10.42%	12.96%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The fiscal year and since inception returns mostly reflect the prior strategy.

Summary

The Catalyst Growth of Income Fund seeks to offer investors a high current yield by investing in U.S. mortgage real estate investment trusts (“REITs”) that hold residential and commercial mortgages. We are confident in the long-term potential of the strategy of the Catalyst Growth of Income Fund and are glad that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley
Co-Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	FTSE NAREIT All Mortgage Capped Index which measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market, as defined by FTSE International Limited. The Index generally measures the performance of the residential and commercial mortgage real estate sector and generally invests all of its assets in REITs. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(2)	The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Growth of Income Fund may or may not purchase the types of securities represented by the Barclays U.S. Aggregate Bond Index.

(3)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(4)	Since inception returns assume inception date of 12/30/09. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3607-NLD-8/9/2019

Catalyst Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception **
Class A	0.79%	4.96%	8.32%
Class A with load	(4.98)%	3.73%	7.65%
Class C	0.09%	4.21%	7.49%
Class I	1.23%	5.33%	9.12%
S&P 500 Total Return Index(a)	10.42%	10.71%	12.96%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 2.80% for Class A, 3.55% for Class C and 2.55% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 30, 2009 for Class A, Class C and Benchmark, and November 24, 2010 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	94.6%
Short-Term Investments	2.9%
Other/Cash & Equivalents	2.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/Lyons Tactical Allocation Fund (CLTAX, CLTCX, CLTIX)
(Unaudited)

Dear Fellow Shareholders,

We are pleased to provide our annual report for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), with a discussion of highlights and performance for the fiscal year ended June 30, 2019 (“FY2019”).

The Fund was once again honored with a Lipper Fund Award during the latest fiscal year, recognized by Refinitiv as Best Flexible Portfolio Fund out of 351 funds for the five years ending November 30, 2018. This marks our 3rd Lipper Fund Award in four years. We are delighted to achieve repeat honors among our Lipper peer group.

At Morningstar, the Fund was recategorized to the U.S. Tactical Allocation category. This is the most appropriate Morningstar peer group for the Fund, as it more accurately accounts for our tactical model and ability to shift completely between stocks and bonds any given month. At the close of the fiscal year, CLTIX (institutional share class) ranked in the top 7% of the peer group and achieved a 4-Star rating based on total return and risk-adjusted return, respectively, out of 178 funds for the five years ending 6/30/2019.

The Fund takes a different approach to tactical by seeking to minimize the frequency of defensive shifts. We believe fully maintaining an allocation to risk assets during smaller market corrections, rather than attempting to miss such declines, can better maximize long-term growth. Our risk-on allocation is a concentrated portfolio of U.S. dividend stocks selected for combinations of performance, quality and relative valuation. Our risk-off portfolio, or “defense”, is primarily U.S. Treasury notes with 2-10 years to maturity at the time of issuance. This segment of Treasuries historically generates positive compounded returns during times of market distress, and therefore should not be viewed as “cash or cash equivalents”. Instead, they offer the potential to achieve portfolio growth above and beyond a defensive stance.

Risk, to us, means risk of significant loss. Market corrections that are short in duration and smaller in intensity are common during secular bull markets. We believe these to be lower on the risk spectrum. The focus of our downside risk management mechanism is the steeper, more damaging losses that take multiple years to recover. Downside risk management is a goal shared among tactical managers; the difference lies in what type of market decline a strategy seeks to miss, and therefore how quickly a manager makes an allocation change.

The perfect risk model does not exist. We want to ride out those smaller, short-term corrections, but acknowledge the possibility that more severe corrections may exhibit signs of risk normally typical of bear markets. Importantly, severe corrections and such high risk levels can presage a true bear market by many months.

We cannot entirely eliminate the risk of whipsaw. Instead, our model has been designed to lessen the likelihood of whipsaw by reducing the frequency of defensive shifts. We achieved success in this regard by remaining fully invested in stocks for 6 ½ years of secular market growth, holding steady throughout multiple corrections. Doing so allowed us to outperform our peers and achieve three Lipper Fund Awards upon completing three and then five years of track record.

Performance Discussion

The Fund returned -6.53% (class I shares) for the fiscal year ending 6/30/2019, compared with 5.89% for the benchmark Lipper Flexible Portfolio Funds Index and 1.89% for Morningstar U.S. Tactical Allocation category. On a trailing 5-year basis, CLTIX returned 5.81% compared with 4.71% for the benchmark and 2.12% for the peer group.

Class I Shares	1 Year	5 Years	Since Inception[1]
Inception: 6/6/2014	As of 06/30/19	As of 06/30/19	(6/6/2014 – 6/30/2019)
Class I	-6.53%	5.81%	5.65%
Lipper Flexible Portfolio Funds Index[2]	5.89%	4.71%	4.78%

Class A & C Shares	1 Year	5 Years	Since Inception[1]
Inception: 7/2/2012	As of 06/30/19	As of 06/30/19	(07/02/12 – 06/30/19)
Class A	-6.71%	5.55%	10.45%
Class A with Sales Charge	-12.07%	4.32%	9.52%
Class C	-7.44%	4.75%	9.63%
Lipper Flexible Portfolio Funds Index[2]	5.89%	4.71%	7.44%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

For simplicity, we will discuss performance in terms of calendar quarters. As the Fund’s fiscal year brackets the calendar year from July 1–June 30, the performance period begins with the 3rd quarter of 2018.

The latest fiscal year may be characterized as the tale of two portfolios. After remaining steadily on offense (stocks) for the first half (July-Dec 2018), the Fund made its first ever defensive shift on January 2, 2019 and held that allocation for the 2nd half of the fiscal year.

In Q3 2018, U.S. stocks finally emerged from correction territory triggered by fears of rising interest rates and the trade dispute with China. By August, the bull market had become the longest on record when measured from the 2009 bottom. The Fund’s risk-on portfolio of individual stocks continued their strong performance to generate a return of 8.28% in the 3rd quarter, compared with 2.47% for the benchmark and 2.59% for the Morningstar peer group. This outperformance resulted generally from the broad strength of our stock selections outperforming their respective industry peers and our efforts to neutralize style tilt away from value stocks, which had failed to keep pace with growth stocks over the preceding four year period.

The 4th quarter brought the second market correction of 2018. The October decline alone reached over 11% before retracing slightly higher, prompted again by the China trade dispute. What would be the Fed’s final interest rate increase of the tightening cycle was the catalyst for the worst December in 87 years and a broad market decline of nearly 14% for the full quarter. The unwelcomed rate increase had the effect of sharply unwinding the crowded and long-standing growth/momentum trade that was fueled by years of ultra-low rates. This had an outsized impact on our stocks, most of which were highly successful selections with deservingly rich valuations following years of market leadership.

The 4th quarter correction – the steepest and most intense since the Fund’s inception – resulted in the Fund’s first ever defensive shift to kick off the new year. We exited our stock portfolio, the majority of which had accumulated favorable long-term gain status, and entered a defensive portfolio of Treasury notes. The Fund held this defensive portfolio for the remainder of the fiscal year, returning 2.40% compared with 12.95% for the benchmark and 9.43% for the Morningstar peer group for the six months ending 6/30/19.

Closing

The Fund’s defensive shift during FY2019 marked an important milestone, as it represented the first such move after years of maintaining a full equity allocation. While such a shift would generally imply a negative implication for equity markets, it was also an exciting and highly anticipated moment. By the end of FY2019, the high risk assessed by our model had not been borne out as the market has continued to new highs, despite the continued presence (and heightening) of those risks – trade wars, slowing global growth, and declining domestic earnings. Our observation from our program’s historical modeling indicates market growth may be expected immediately following a defensive shift, and in fact is quite common. Over the course of a defensive stance, our research indicates there may be numerous rallies that occur while we favor the safety of Treasuries. When on offense, we are willing to ride out market corrections to wait for an indication of higher risk levels. Likewise, we will sit out rallies while on defense, awaiting a higher degree of confidence that we are out of the woods and safe to re-enter the market. As a slower-moving tactical program, our objective will take a full market cycle to achieve.

As noted earlier, the risk levels that would trigger a defensive shift can precede large market declines by many months. Despite the year-to-date market strength, risks remain and the outlook is highly uncertain, at best. At the close of FY2019, we believe caution with risk assets is reasonable.

We continue to rank highly among peers over long-term performance periods, which we believe is a testament to our distinct approach to tactical. We thank you for your continued support.

Sincerely,

Matthew N. Ferratusco, CIPM
Portfolio Manager
Lyons Wealth Management, LLC, Fund Sub-Adviser

Alexander Read
CEO
Lyons Wealth Management, LLC, Fund Sub-Adviser

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Since inception returns assume inception date of 07/02/2012 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[2]	Lipper Flexible Portfolio Funds Index measures the unweighted average total return performance of the thirty largest share classes (as available) of funds in the Flexible Portfolio Funds classification. The full list of Lipper Index components is available directly from Lipper. Lipper Indices are unmanaged. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. For more information, see www.lipperfundawards.com. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. There is no assurance that the Fund will achieve its investment objective.

3626-NLD-8/13/2019

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	(6.71)%	5.55%	10.45%
Class A with load	(12.07)%	4.32%	9.52%
Class C	(7.44)%	4.75%	9.63%
Class I	(6.53)%	5.81%	5.65%
Lipper Flexible Portfolio Funds Index(a)	5.89%	4.71%	7.44%
S&P 500 Total Return Index(b)	10.42%	10.71%	13.95%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.75% for Class A, 2.50% for Class C, and 1.50% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “Lipper Flexible Portfolio Funds Index,” is an unmanaged index that, by portfolio practice, allocates its investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the United States. Investors cannot invest directly in an index.

(b)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is July 2, 2012, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
U.S. Government Securities	90.8%
Short-Term Investments	6.4%
Other/Cash & Equivalents	2.8%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/MAP Global Equity Fund (CAXAX, CAXCX, CAXIX)
(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Equity Fund’s (the “Fund”) total returns for the one-year and since inception periods through 06/30/19 as compared to the MSCI All Country World Stock Index (1) were as follows (unaudited):

Fund vs. Index Performance	Calendar YTD	1 Year	5 Years	Since Inception[2]
Class A without sales charge	12.77%	5.39%	5.80%	8.49%
Class A with sales charge	6.27%	-0.69%	4.55%	7.68%
Class C	12.32%	4.58%	4.99%	7.66%
MSCI All Country World Stock Index[1]	16.60%	6.32%	6.74%	8.57%
Class I (Inception Date – 6/6/14)	12.84%	5.70%	6.08%	6.12%
MSCI All Country World Stock Index[1]	16.60%	6.32%	6.74%	6.79%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

U.S. stocks have been in a bull market since March 2009, and the U.S. economy has been in a period of economic expansion since the third quarter of 2009. When we wrote this letter a year ago, the bull market and economic expansion were both the second-longest in history. Well, advance one year, and that is no longer the case. US stocks are now in the longest bull market in American history. Since March 31, 2009, the S&P 500 has advanced by over 356% through June 30th. The one-year period ending June 30th was a tale of two cities for stocks, as volatility returned with a vengeance. The MSCI ACWI advanced 6.32%, whereby the S&P 500 advanced 10.42%. However, if you break the year into two parts, you get two totally different endings. For the six months ending December 31st, 2018, including dividends, the MSCI ACWI declined 8.81%, whereas the S&P 500 fell 6.85%. And for the six months ending June 30th, including dividends, the MSCI ACWI rose 16.60%, and the S&P 500 rose 18.54% (and posted the best first half in 22 years as well as the best June since 1955). While the non-dividend paying FAANG stocks continue to outpace the dividend-paying Aristocrats, their performance was nothing to snub a nose at (dividend-paying stocks in the S&P 500 returned an average of 17.2% in the first half, versus 21.8% for their non-paying counterpart), and highlights the need for safety and diversity in portfolio construction. Further, the US is now 121 months into the economic expansion that arose out of the financial crisis. It is now the longest run on record going back to 1854. As impressive as that sounds, however, GDP has averaged an unimpressive 2.34% during that time. As the Fed has moved from a watchful eye to one of eyeing a rate cut, the yield on the 10-year Treasury has continued to decline, from a high of 2.79% in 2019 to a low of 1.96%, before settling around the 2% area. We believe this has been fueled by growth concerns stemming from the global trade wars, helped along by Fed Chairman Powell. While we believe lower yields portend higher stock prices, we do think the heightened level of economic uncertainty, as well as the heightened levels of global debt, could keep the broader averages from advancing at similar rates experienced during the first half of 2019.

As such, for the Global Equity Fund, we have maintained an overweight position with U.S. and European equities while remaining underweight with Emerging Markets (EM). We did take advantage of the impact from the trade wars on emerging market shares, adding to existing positions as well as initiating new positions (see below). During the fiscal year, we completed the exit of Diebold Nixdorf as the industry failed to improve relative to our expectations, and exited Ciena Corporation and Parques Reunidos Servicios Centrales SA. In the case of Ciena, the stock reached our target price, and in the case of Parques Reunidos, the company received a takeover offer from two of its largest shareholders. We did not anticipate the company would receive a higher bid, so we sold before the transaction closed. Also, during the period, we added Thai Beverage (1.8% of net assets), Grupo Herdez (1.2%), Teradyne (1.8%), Cloetta AB- Class B (1.3%), and Del Taco Restaurants (1.7%). Thai Beverage is a leading manufacturer of both alcoholic beverages (beer & spirits) and non-alcoholic beverages (soft drinks, tea, and water)

in Thailand. At purchase, the shares offered an attractive valuation relative to its peers, and we viewed it as well-positioned to benefit from an expanding middle class in Asia (with numerous brands at high/middle/low price points). Teradyne operates in two primary businesses, semiconductor test equipment, and a robotics division. In the semiconductor test equipment market, Teradyne is the market leader. While this business is tied to semiconductor growth, it also benefits from increased complexity in the chips themselves. Both of these are trends that we see continuing to grow in the years ahead. In the robotics business, TER is also the market leader in the co-bots segment. These robots are meant to work alongside workers, and the industry is expected to have a compound annual growth rate above 40% between now and 2025. From a valuation standpoint, we believe the stock can reach $56 - $60 by 2021. Grupo Herdez is a large consumer brand manufacturer located in Mexico City, Mexico. The company has an extensive brand portfolio and the number #1 or #2 market share positions in almost 80% of its sales. Herdez has relationships with several leading International food firms, including McCormick, Nestle, and Barilla. At purchase, the name was selling at attractive valuation metrics, including P/S (0.9), P/FCF (10.4), and P/E (17). Thematically, the name fits in well with an expanding middle class in Mexico. Another beneficial long-term trend is the increasing Hispanic population in the United States. We believe the name could benefit from M&A in the food space as many larger firms are looking for smaller bolt-on acquisitions that have higher growth rates (developing markets might also prove a positive). Cloetta has two primary business segments; Branded Products and “Pick and Mix” (under the Candyking brand). Cloetta has strong market positions (#1 or #2) in Denmark, Finland, the Netherlands, Norway, and Sweden. During 2018, Cloetta gained market share in 9 of 16 categories in its core markets, and the company hired a new CFO from Mondelez. Management has stated that its priorities are boosting margins and increasing efficiency via Zero Based Budgeting. At the time of purchase, the valuation on the name was modest on a variety of fronts, including P/E, P/S, and P/CF. The company offers a strong dividend yield and clean balance sheet to support it. We believe Cloetta could be a good target for either private equity or general consolidation in the space. Del Taco is a QSR Mexican chain with 580 restaurants in 14 states. The average check size is below $8. We believe the name fits into multiple themes including tepid economic activity; erosion of the middle class in developed markets; Innovation and Technology as a differentiator. The company recently launched its mobile app; has launched Beyond meat tacos nationally, and has a significant opportunity for expansion given that they are only in 30% of the U.S. Additionally, the market cap being just under $500M makes it a possible takeover candidate. At the time of purchase, shares were attractively valued trading at 1.01x P/B and 0.86x P/S.

By focusing on stocks with attractive valuations, we believe the portfolio is well well-positioned for a modest growth environment that we project the economy will be confronted with during the foreseeable future. For the most part, the past decade has been favorable to investors, driven by a period of generally declining interest rates and virtually no inflationary fears. However, what has worked for the last decade probably will not work for the next. We believe selectivity is prudent in constructing the portfolio going forward, and that what you don’t own will prove more important than what you do own. Serving as sub-adviser to the Fund is a responsibility we do not take lightly – or for granted. We continue to work diligently every day, seeking out the best risk-adjusted opportunities for our clients.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Equity Fund may or may not purchase the types of securities represented by the MSCI All Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7005-NLD-8/1/2019

Catalyst/MAP Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	5.39%	5.80%	8.49%
Class A with load	(0.69)%	4.55%	7.68%
Class C	4.58%	4.99%	7.66%
Class I	5.70%	6.08%	6.12%
MSCI All Country World Stock Index(a)	6.32%	6.74%	8.57%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.69% for Class A, 2.44% for Class C, and 1.39% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry (long only)	% of Net Assets
Food	13.4%
Telecommunications	11.1%
Pharmaceuticals	9.5%
Beverages	6.3%
Semiconductors	5.8%
Agriculture	5.7%
Investment Companies	5.1%
Retail	4.6%
Environmental Control	4.5%
Software	3.7%
Other/Cash & Equivalents	30.3%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst MLP & Infrastructure Fund (MLXAX, MLXCX, MLXIX)
(Unaudited)

Dear Fellow Shareholders,

The Catalyst MLP & Infrastructure Fund (the “Fund”) (MLXAX, MLXCX & MLXIX) returned (4.54)% for the fiscal year ended June 30, 2019 for the Class I share. This performance (for Class I) was 7.6% behind our benchmark, the Alerian MLP Total Return Index, and 4% behind the Morningstar peer group average. The Fund invests in the securities of master limited partnerships (MLPs), General Partners of MLPs (GPs) and other businesses that derive a majority of their revenue from energy infrastructure activities. GPs typically enjoy faster distribution growth than traditional MLPs due to their ability to participate in growth in cash flows from their affiliated MLP without the need to invest additional capital. The manager believes that valuations are compelling, and the Fund has attractive upside.

Investment Strategy

The Fund invests in the GPs of MLPs, MLPs and other energy infrastructure businesses. GPs are typically entitled to up to 50% of the Distributable Cash Flow (DCF) generated by an MLP via Incentive Distribution Rights (IDRs). IDRs do not require that the GP invest additional capital to fund growth, so the GP is able to participate in the DCF growth at the MLP level without suffering any dilution. In this respect, the GP of an MLP has a role analogous to that of the GP of other limited partnerships such as hedge funds and private equity funds. Just as the managers of these alternative asset classes benefit substantially from asset growth in their underlying businesses, so do MLP GPs similarly benefit from asset growth in their underlying MLPs. It is the investment manager’s strong belief that the development of shale oil and gas reserves in the U.S. is creating substantial new demand for energy infrastructure to extract, gather, process, transport, store, refine and distribute oil, natural gas and natural gas liquids (NGLs). This is leading to strong growth in the assets held by MLPs and other energy infrastructure businesses which the manager believes will lead to commensurately strong growth in DCF to MLP GPs through IDRs. The Fund is positioned to benefit from what the manager believes is a secular trend towards greater U.S. domestic production of fossil fuels.

The Fund seeks to pay a monthly distribution of no less than $0.05 per share. To the extent that this exceeds the distribution yield on the underlying portfolio, a portion of the Fund’s distribution may be classified as a return of capital for tax purposes.

Fiscal Year 2019 Performance

The fiscal 2019 performance noted above was marked by sector weakness in the second half of 2018, followed by a strong recovery in early 2019. We believe the Fund is well positioned to achieve long term outperformance, and believe that increasing U.S. production of oil and gas will generate attractive returns for investors in midstream energy infrastructure.

The Fund’s total returns for the period since inception2 and YTD through 06/30/19 as compared to the Alerian MLP Total Return Index1 were as follows (unaudited):

	YTD 2019	1 Year	Since Inception
	(06/30/19)	(06/30/19)	(12/22/14)[2]
Class A	17.94%	-4.60%	-6.55%
Class A with Sales Charge	11.25%	-10.01%	-7.77%
Class C	17.26%	-5.49%	-7.22%
Class I	18.02%	-4.54%	-6.31%
Alerian MLP Total Return Index[1]	16.96%	3.09%	-5.57%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize securities with exposure to midstream infrastructure, predominantly fee-based cash flows, better than average visibility around future earnings and attractive growth prospects. As of June 30, 2019, we held 27 names.

As of June 30, 2019, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Total Investments
Cheniere Energy	7.8%
Energy Transfer	7.6%
Targa Resources	7.5%
Williams	7.5%
Tallgrass	7.2%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2019, the Fund’s equity holdings were divided among economic industries as follows (unaudited):

Industry Common Stock
Gathering & Processing	17.82%
Canadian Energy Infrastructure	13.49%
NGL Energy Infrastructure	12.11%
Natural Gas Transportation & Storage	11.99%
Mixed Energy Infrastructure	11.48%
LNG Transportation & Storage	9.48%
Mixed Energy Infrastructure MLP	7.64%
NGL Energy Infrastructure MLP	4.54%
Crude Transportation & Storage	4.53%
Refined Products Transportation & Storage MLP	4.09%
Gathering & Processing MLP	2.64%
Cash	0.19%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019.

Summary

We believe that investing in U.S. midstream energy infrastructure represents a way to seek to benefit from the development of shale oil and gas resources in the U.S. Moreover, the Fund is structured as a pass-through vehicle and as such incurs no tax liability of its own. Consequently, the tax characteristics of the cash flows received from its holdings are passed through to investors in the Fund, unlike many other Registered Investment Companies (RICs) that invest in MLPs.

We are pleased with the Fund’s recovery in early 2019 following the weakness late last year, and believe we are in the early stages of a secular trend towards increased domestic oil and gas production with its associated need for additional energy infrastructure. We are glad you share in this vision, and we value your investment with us. Your portfolio management team is currently invested in the strategy alongside you.

Sincerely,

Simon Lack

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Alerian MLP Total Return Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index includes 50 prominent companies and captures approximately 75% of available market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst MLP & Infrastructure Fund may or may not purchase the types of securities represented by the Alerian MLP Total Return Index[1].

(2)	Since inception returns assume inception date of 12/22/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7022-NLD-8/2/2019

Catalyst MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	(4.60)%	(6.55)%
Class A with load	(10.01)%	(7.77)%
Class C	(5.49)%	(7.22)%
Class I	(4.54)%	(6.31)%
Alerian MLP Total Return Index(a)	3.09%	(5.57)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses are 1.76% for Class A, 2.51% for Class C, and 1.51% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Alerian MLP Total Return Index is the leading gauge of large-cap and mid-cap energy Master Limited Partnerships. Investors cannot invest directly in an index.

**	Inception date is December 22, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Pipelines	95.5%
Gas	2.7%
Oil & Gas	1.7%
Other/Cash & Equivalents	0.1%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 98.2%
	ADVERTISING - 8.6%
45,500	SharpSpring, Inc. *	$591,045
2,000	Trade Desk, Inc. *	455,560
		1,046,605
	BANKS - 3.2%
800	Carolina Financial Corp.	28,072
1,000	CenterState Bank Corp.	23,030
200	Horizon Bancorp, Inc.	3,268
5,300	Nicolet Bankshares, Inc. *	328,918
100	Old Line Bancshares, Inc.	2,661
125	Walker & Dunlop, Inc.	6,651
		392,600
	BUILDING MATERIALS - 8.1%
20,000	Patrick Industries, Inc. *	983,800

	COAL - 4.8%
16,500	Natural Resource Partners LP	585,090

	COMMERCIAL SERVICES - 7.6%
40,800	International Money Express, Inc. *	575,280
3,700	Paylocity Holding Corp. *	347,134
		922,414
	COMPUTERS - 9.0%
3,800	CyberArk Software Ltd. *	485,792
8,500	Mercury Systems, Inc. *	597,975
		1,083,767
	DIVERSIFIED FINANCIAL SERVICES - 0.0%
420	Mr. Cooper Group, Inc. *	3,364

	ENERGY-ALTERNATE SOURCES - 5.0%
9,600	SolarEdge Technologies, Inc. *	599,616

	FOOD - 0.5%
2,900	Sprouts Farmers Market, Inc. *	54,781

	HEALTHCARE PRODUCTS - 8.5%
2,300	BioTelemetry, Inc. *	110,745
10,700	Repligen Corp. *	919,665
		1,030,410
	HEALTHCARE SERVICES - 4.7%
9,900	Ensign Group, Inc.	563,508

	HOME FURNISHINGS - 4.8%
6,300	iRobot Corp. *	577,332

	INSURANCE - 0.0%
150	Trupanion, Inc. *	5,420

	INTERNET - 9.3%
24,200	Mimecast Ltd. *	1,130,382

	LEISURE PRODUCTS - 4.7%
14,600	Malibu Boats, Inc. *	567,210

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SMALL-CAP INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 98.2% (Continued)
	MISCELLANEOUS MANUFACTURING - 6.2%
11,700	Axon Enterprise, Inc. *	$751,257

	PHARMACEUTICALS - 0.1%
800	Corcept Therapeutics, Inc. *	8,920

	REAL ESTATE INVESTMENT TRUSTS - 0.2%
500	PennyMac Mortgage Investment Trust	10,915
800	Two Harbors Investment Corp.	10,136
		21,051
	RETAIL - 3.5%
4,800	Carvana Co. *	300,432
1,400	Ollie’s Bargain Outlet Holdings, Inc. *	121,954
		422,386
	SOFTWARE - 9.4%
10,700	Blackline, Inc. *	572,557
46,000	Red Violet, Inc. *	570,400
		1,142,957
	WATER - 0.0%
100	California Water Service Group	5,063

	TOTAL COMMON STOCK (Cost - $11,361,350)	11,897,933

	TOTAL INVESTMENTS - 98.2% (Cost - $11,361,350)	$11,897,933
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%	216,762
	NET ASSETS - 100.0%	$12,114,695

*	Non-income producing security.

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 99.3%
	ADVERTISING - 4.8%
11,000	Trade Desk, Inc. *	$2,505,580

	AEROSPACE/DEFENSE - 4.9%
100	HEICO Corp.	13,381
5,300	TransDigm Group, Inc. *	2,564,140
		2,577,521
	BEVERAGES - 1.7%
13,700	Monster Beverage Corp. *	874,471

	BIOTECHNOLOGY - 8.7%
233,000	Amarin Corp. PLC - ADR *	4,517,870

	BUILDING MATERIALS - 0.1%
100	Lennox International, Inc.	27,500

	COMMERCIAL SERVICES - 6.2%
50	Global Payments, Inc.	8,007
40,500	IHS Markit Ltd. *	2,580,660
2,100	PayPal Holdings, Inc. *	240,366
1,600	S&P Global, Inc.	364,464
100	Total System Services, Inc.	12,827
150	TransUnion	11,026
		3,217,350
	DIVERSIFIED FINANCIAL SERVICES - 6.2%
8,500	Charles Schwab Corp.	341,615
1,200	Mastercard, Inc.	317,436
14,900	Visa, Inc.	2,585,895
		3,244,946
	ELECTRIC - 4.9%
300	Consolidated Edison, Inc.	26,304
12,300	NextEra Energy, Inc.	2,519,778
		2,546,082
	HEALTHCARE PRODUCTS - 0.0%
50	Stryker Corp.	10,279

	INTERNET - 14.9%
6,900	GoDaddy, Inc. *	484,035
13,400	InterActiveCorp. *	2,914,902
35,000	Match Group, Inc.	2,354,450
9,900	Palo Alto Networks, Inc. *	2,017,224
		7,770,611
	LEISURE PRODUCTS - 2.1%
16,600	Norwegian Cruise Line Holdings Ltd. *	890,258
1,700	Royal Caribbean Cruises Ltd.	206,057
		1,096,315
	MACHINERY-DIVERSIFIED - 1.1%
1,600	Roper Technologies, Inc.	586,016

	PRIVATE EQUITY - 4.9%
101,000	KKR & Co., Inc.	2,552,270

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 99.3% (Continued)
	REAL ESTATE INVESTMENT TRUST - 0.6%
35,000	Annaly Capital Management, Inc.	$319,550

	RETAIL - 17.0%
50	AutoZone, Inc. *	54,974
40,300	Carvana Co. *	2,522,377
12,200	Dollar Tree, Inc. *	1,310,158
200	Five Below, Inc. *	24,004
50	Home Depot, Inc.	10,398
6,600	O’Reilly Automotive, Inc. *	2,437,512
7,300	Ulta Beauty, Inc. *	2,532,297
		8,891,720
	SEMICONDUCTORS - 0.2%
300	Broadcom, Inc.	86,358

	SOFTWARE - 20.9%
200	Adobe, Inc. *	58,930
16,600	Fiserv, Inc. *	1,513,256
19,000	Microsoft Corp.	2,545,240
11,400	Paycom Software, Inc. *	2,584,608
9,200	ServiceNow, Inc. *	2,526,044
10,200	VMware, Inc.	1,705,542
		10,933,620
	WATER - 0.1%
1,500	Aqua America, Inc.	62,055

	TOTAL COMMON STOCK (Cost - $48,239,120)	51,820,114

	TOTAL INVESTMENTS - 99.3% (Cost - $48,239,120)	$51,820,114
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	389,523
	NET ASSETS - 100.0%	$52,209,637

*	Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 93.4%
	ADVERTISING - 0.5%
80	Trade Desk, Inc. *	$18,222

	AGRICULTURE - 0.1%
54	Turning Point Brands, Inc.	2,645

	APPAREL - 1.0%
264	Kontoor Brands, Inc. *	7,397
300	Levi Strauss & Co. *	6,264
827	Under Armour, Inc. *	20,964
		34,625
	AUTO MANUFACTURERS - 1.1%
2,653	Fiat Chrysler Automobiles NV	36,664

	BANKS - 0.6%
460	Amerant Bancorp., Inc. *	9,067
117	Red River Bancshares, Inc. *	5,669
394	South Plains Financial, Inc. *	6,501
		21,237
	BEVERAGES - 1.8%
1,950	Keurig Dr. Pepper, Inc.	56,355
280	Luckin Coffee, Inc. - ADR *	5,457
		61,812
	BIOTECHNOLOGY - 5.6%
416	Akero Therapeutics, Inc. *	7,966
800	Applied Therapeutics, Inc. *	6,592
84	Argenx SE - ADR *	11,893
350	Atreca, Inc. *	6,594
460	Bicycle Therapeutics Ltd. - ADR *	4,628
285	Bridgebio Pharma, Inc. *	7,686
431	Celgene Corp. *	39,842
260	Corteva, Inc. *	7,688
323	Cortexyme, Inc. *	13,731
166	Guardant Health, Inc. *	14,331
310	Karuna Therapeutics, Inc. *	6,206
395	MeiraGTx Holdings PLC *	10,618
445	NextCure, Inc. *	6,666
450	NGM Biopharmaceuticals, Inc. *	6,588
360	Precision BioSciences, Inc. *	4,770
500	Prevail Therapeutics, Inc. *	6,600
568	Stealth Bio Therapeutics Corp. - ADR *	6,890
240	Stoke Therapeutics, Inc. *	7,001
459	TCR2 Therapeutics, Inc. *	6,568
435	Transmedics Group, Inc. *	12,611
		195,469
	CHEMICALS - 1.2%
667	Dow, Inc.	32,890
96	DuPont De Nemours, Inc.	7,207
		40,097

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 93.4% (Continued)
	COMMERCIAL SERVICES - 13.1%
127	Avalara, Inc. *	$9,169
141	Evo Payments, Inc. *	4,446
310	GreenSky, Inc. *	3,810
691	IHS Markit Ltd. *	44,031
2,057	PayPal Holdings, Inc. *	235,444
732	Square, Inc. *	53,092
250	StoneCo, Ltd. *	7,395
329	TransUnion	24,185
599	Worldpay, Inc. *	73,407
		454,979
	COMPUTERS - 3.2%
232	Crowdstrike Holdings, Inc. *	15,843
301	Dell Technologies, Inc. *	15,291
238	Endava PLC - ADR *	9,577
2,299	Hewlett Packard Enterprise Co.	34,370
430	Parsons Corp. *	15,850
281	Perspecta, Inc.	6,578
161	Tenable Holdings, Inc. *	4,595
300	Tufin Software Technologies Ltd. *	7,767
		109,871
	DIVERSIFIED FINANCIAL SERVICES - 0.9%
99	Hamilton Lane, Inc.	5,649
606	Santander Consumer USA Holdings, Inc.	14,520
250	Tradeweb Markets, Inc.	10,952
		31,121
	ELECTRIC - 2.6%
438	Evergy, Inc.	26,346
470	Sempra Energy	64,597
		90,943
	ELECTRONICS - 2.2%
572	Fortive Corp.	46,629
328	Keysight Technologies, Inc. *	29,458
		76,087
	ENERGY-ALTERNATE SOURCES- 0.1%
200	Sunrun, Inc. *	3,752

	ENGINEERING & CONSTRUCTION - 0.3%
80	Arcosa, Inc.	3,010
149	frontdoor, Inc. *	6,489
		9,499
	ENTERTAINMENT - 0.1%
622	Super League Gaming, Inc. *	5,318

	FOOD - 6.3%
91	Beyond Meat, Inc. *	14,622
1,020	General Mills, Inc.	53,570
250	Grocery Outlet Holdings Corp. *	8,220
458	Hershey Co.	61,386
191	Performance Food Group Co. *	7,646
709	Tyson Foods, Inc.	57,245
399	US Foods Holding Corp. *	14,268
		216,957

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 93.4% (Continued)
	HEALTHCARE PRODUCTS - 10.7%
180	Adaptive Biotechnologies Corp. *	$8,694
845	Alcon, Inc. *	52,432
656	Avantor, Inc. *	12,523
1,250	Avedro, Inc. *	24,550
65	Glaukos Corp. *	4,901
224	Inspire Medical Systems, Inc. *	13,586
63	Penumbra, Inc. *	10,080
280	Shockwave Medical, Inc. *	15,985
208	Silk Road Medical, Inc. *	10,080
516	Stryker Corp.	106,079
383	Thermo Fisher Scientific, Inc.	112,479
		371,389
	HEALTHCARE SERVICES - 1.7%
323	IQVIA Holdings, Inc. *	51,971
282	Personalis, Inc. *	7,656
		59,627
	HOUSEHOLD PRODUCTS - 0.1%
500	Mohawk Group Holdings Ltd. *	4,035

	INSURANCE - 1.1%
860	AXA Equitable Holdings, Inc.	17,974
203	Brighthouse Financial, Inc. *	7,448
59	Goosehead Insurance, Inc.	2,820
350	Palomar Holdings, Inc. *	8,414
		36,656
	INTERNET - 12.5%
230	Anaplan, Inc. *	11,608
184	Cargurus, Inc. *	6,644
248	CDW Corp.	27,528
250	Chewy, Inc. *	8,750
210	Etsy, Inc. *	12,888
200	Fiverr International Ltd. *	5,940
520	HeadHunter Group PLC - ADR	8,450
315	Jumia Technologies AG - ADR *	8,322
517	Lyft, Inc. *	33,972
531	Match Group, Inc.	35,720
196	Okta, Inc. *	24,208
300	Pinterest, Inc. *	8,166
206	RealReal, Inc. *	5,953
250	Revolve Group LLC *	8,625
202	Roku, Inc. *	18,297
2,386	Snap, Inc. *	34,120
314	Spotify Technology SA *	45,913
245	Stitch Fix, Inc. *	7,838
1,408	Twitter, Inc. *	49,139
150	Uber Technologies, Inc. *	6,957
165	Wayfair, Inc. *	24,090
500	Yunji, Inc. - ADR *	5,650
189	Zendesk, Inc. *	16,827
221	Zscaler, Inc. *	16,937
		432,542

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 93.4% (Continued)
	LEISURE PRODUCTS - 0.6%
216	Planet Fitness, Inc. *	$15,647
147	YETI Holdings, Inc. *	4,256
		19,903
	MEDIA - 2.6%
1,478	Altice USA, Inc. *	35,989
12	Cable One, Inc.	14,052
1,107	Fox Corp.	40,561
		90,602
	METAL FABRICATE - 0.2%
410	Mayville Engineering Co., Inc. *	5,658

	OIL & GAS - 0.2%
350	Brigham Minerals, Inc. *	7,511

	PHARMACEUTICALS - 4.4%
350	Alector, Inc. *	6,650
330	Arvinas, Inc. *	7,257
636	Elanco Animal Health, Inc. *	21,497
466	Harpoon Therapeutics, Inc. *	6,058
436	Ideaya Biosciences, Inc. *	4,343
500	Milestone Pharmaceuticals, Inc. *	13,575
350	Morphic Holding, Inc. *	6,937
52	Reata Pharmaceuticals, Inc. *	4,906
3,559	Takeda Pharmaceutical Co. Ltd. - ADR	62,994
850	Trevi Therapeutics, Inc. *	6,375
295	Turning Point Therapeutics, Inc. *	12,007
		152,599
	PIPELINES - 1.0%
440	Cheniere Energy, Inc. *	30,118
345	Rattler Midstream LP *	6,690
		36,808
	REAL ESTATE - 0.2%
375	Postal Realty Trust, Inc. *	5,906

	REAL ESTATE INVESTMENT TRUSTS - 2.6%
332	Americold Realty Trust	10,763
500	Essential Properties Realty Trust, Inc.	10,020
705	Invitation Homes, Inc.	18,845
239	JBG Smith Properties	9,402
505	MGM Growth Properties LLC	15,478
401	STORE Capital Corp.	13,309
540	VICI Properties, Inc.	11,902
		89,719
	RETAIL - 1.7%
243	BJ’s Wholesale Club Holdings, Inc. *	6,415
115	Burlington Stores, Inc. *	19,567
269	Carvana Co. *	16,837
110	Ollie’s Bargain Outlet Holdings, Inc. *	9,582
77	Wingstop, Inc.	7,296
		59,697

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST IPOx ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 93.4% (Continued)
	SOFTWARE - 9.2%
122	Altair Engineering, Inc. *	$4,928
108	Alteryx, Inc. *	11,785
58	Appfolio, Inc. *	5,932
105	Appian Corp. *	3,787
250	Arco Platform Ltd. *	10,945
147	Bandwidth, Inc. *	11,028
259	Black Knight, Inc. *	15,579
88	Blackline, Inc. *	4,709
245	Ceridian HCM Holding, Inc. *	12,299
464	Change Healthcare, Inc. *	6,774
107	Coupa Software, Inc. *	13,547
693	Dropbox, Inc. *	17,360
54	Everbridge, Inc. *	4,829
300	Fastly, Inc. *	6,084
1,614	First Data Corp. *	43,691
480	GSX Techedu, Inc. - ADR *	5,179
74	HubSpot, Inc. *	12,618
700	Linx SA - ADR *	6,384
125	MongoDB, Inc. *	19,011
102	Paycom Software, Inc. *	23,125
239	Pluralsight, Inc. *	7,246
179	Slack Techologies, Inc. *	6,713
207	Smartsheet, Inc. *	10,019
524	SolarWinds Corp. *	9,610
348	SVMK, Inc. *	5,746
230	Twilio, Inc. *	31,361
123	Zoom Video Communications, Inc. *	10,921
		321,210
	TELECOMMUNICATIONS - 3.9%
550	Cambium Networks Corp. *	5,275
320	Pagerduty, Inc. *	15,056
560	Sonim Technologies, Inc. *	7,129
431	Switch, Inc.	5,642
1,802	Verizon Communications, Inc.	102,948
		136,050

	TOTAL COMMON STOCK (Cost - $2,860,304)	3,239,210

	TOTAL INVESTMENTS - 93.4% (Cost - $2,860,304)	$3,239,210
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%	228,017
	NET ASSETS - 100.0%	$3,467,227

*	Non-income producing security.

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 98.3%
	ADVERTISING - 3.7%
55,000	Trade Desk, Inc. *	$12,527,900

	BIOTECHNOLOGY - 4.9%
45,500	Illumina, Inc. *	16,750,825

	CHEMICALS - 4.7%
80,000	Linde PLC	16,064,000

	COSMETICS/PERSONAL CARE - 3.5%
110,000	Procter & Gamble Co.	12,061,500

	ELECTRIC - 3.9%
275,000	Exelon Corp.	13,183,500

	ELECTRICAL COMPONENTS & EQUIPMENT - 4.3%
162,000	Ametek, Inc.	14,716,080

	ELECTRONICS - 2.8%
55,000	Honeywell International, Inc.	9,602,450

	FOOD - 2.8%
71,000	Hershey Co.	9,516,130

	HEALTHCARE PRODUCTS - 7.5%
194,000	Abbott Laboratories	16,315,400
28,000	Teleflex, Inc.	9,272,200
		25,587,600
	HOUSEHOLD PRODUCTS - 4.2%
94,000	Clorox Co.	14,392,340

	INSURANCE - 10.2%
335,000	Aflac, Inc.	18,361,350
84,000	Aon PLC	16,210,320
		34,571,670
	INTERNET - 3.9%
36,000	Netflix, Inc. *	13,223,520

	LODGING - 2.3%
80,000	Hilton Worldwide Holdings, Inc.	7,819,200

	REAL ESTATE INVESTMENT TRUSTS - 5.4%
89,000	American Tower Corp.	18,196,050

	RETAIL - 9.5%
132,000	Darden Restaurants, Inc.	16,068,360
46,500	Ulta Beauty, Inc. *	16,130,385
		32,198,745
	SEMICONDUCTORS - 4.0%
240,000	Cree, Inc. *	13,483,200

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST DYNAMIC ALPHA FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 98.3% (Continued)
	SOFTWARE - 15.7%
70,000	Aspen Technology, Inc. *	$8,699,600
70,000	Coupa Software, Inc. *	8,862,700
74,000	Paycom Software, Inc. *	16,777,280
114,000	VMware, Inc.	19,061,940
		53,401,520
	TRANSPORTATION - 5.0%
100,000	Union Pacific Corp.	16,911,000

	TOTAL COMMON STOCK (Cost - $294,416,763)	334,207,230

	TOTAL INVESTMENTS - 98.3% (Cost - $294,416,763)	$334,207,230
	OTHER ASSETS IN EXCESS OF LIABILITES - 1.7%	5,639,287
	NET ASSETS - 100.0%	$339,846,517

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 99.3%
	AEROSPACE/DEFENSE - 3.6%
34,500	Arconic, Inc.	$890,790

	AIRLINES - 3.2%
16,000	Southwest Airlines Co.	812,480

	APPAREL - 5.6%
29,000	Crocs, Inc. *	572,750
7,300	Ralph Lauren Corp.	829,207
		1,401,957
	AUTO PARTS & MANUFACTURING - 3.5%
18,600	Allison Transmission Holdings, Inc.	862,110

	BANKS - 9.9%
28,400	Bank of America Corp.	823,600
23,400	Citizens Financial Group, Inc.	827,424
7,400	JPMorgan Chase & Co.	827,320
		2,478,344
	CHEMICALS - 6.5%
7,100	Celanese Corp.	765,380
9,900	LyondellBasell Industries NV	852,687
		1,618,067
	COMMERCIAL SERVICES - 3.3%
12,500	Booz Allen Hamilton Holding Corp.	827,625

	COMPUTERS - 3.4%
4,300	Apple, Inc.	851,056

	DISTRIBUTION/WHOLESALE - 3.2%
4,200	Pool Corp.	802,200

	DIVERSIFIED FINANCIAL SERVICES - 7.0%
9,100	Capital One Financial Corp.	825,734
5,700	World Acceptance Corp. *	935,427
		1,761,161
	ELECTRONICS - 3.5%
5,000	Honeywell International, Inc.	872,950

	HEALTHCARE PRODUCTS - 3.9%
8,100	Haemonetics Corp. *	974,754

	HOME BUILDERS - 3.3%
26,000	PulteGroup, Inc.	822,120

	LEISURE PRODUCTS - 3.0%
16,500	Brunswick Corp.	757,185

	MISCELLANEOUS MANUFACTURING - 3.2%
15,800	Donaldson Co., Inc.	803,588

	OIL & GAS - 3.6%
21,500	Continental Resources, Inc. *	904,935

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST BUYBACK STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 99.3% (Continued)
	PIPELINES - 3.3%
11,900	Cheniere Energy, Inc. *	$814,555

	REAL ESTATE INVESTMENT TRUSTS - 9.7%
85,000	Annaly Capital Management, Inc.	776,050
42,000	Armour Residential REIT, Inc.	782,880
70,000	iStar, Inc.	869,400
		2,428,330
	RETAIL - 10.6%
24,000	Dick’s Sporting Goods, Inc.	831,120
8,300	Tractor Supply Co.	903,040
25,500	World Fuel Services Corp.	916,980
		2,651,140
	SOFTWARE - 2.8%
4,250	VMware, Inc.	710,642

	TRANSPORTATION - 3.2%
19,000	Hub Group, Inc. *	797,620

	TOTAL COMMON STOCK (Cost - $24,106,760)	24,843,609

	TOTAL INVESTMENTS - 99.3% (Cost - $24,106,760)	$24,843,609
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	168,771
	NET ASSETS - 100.0%	$25,012,380

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 94.6%
	REAL ESTATE INVESTMENT TRUSTS - 94.6%
	DIVERSIFIED - 6.4%
7,290	New Residential Investment Corp.	$112,193

	MORTGAGE - 87.8%
1,280	AG Mortgage Investment Trust, Inc.	20,352
10,545	AGNC Investment Corp.	177,367
27,510	Annaly Capital Management, Inc.	251,166
4,680	Anworth Mortgage Asset Corp.	17,737
3,840	Apollo Commercial Real Estate Finance, Inc.	70,618
2,100	Arbor Realty Trust, Inc.	25,452
1,280	Ares Commercial Real Estate Corp.	19,021
1,820	Armour Residential REIT, Inc.	33,925
3,070	Blackstone Mortgage Trust, Inc.	109,231
2,200	Capstead Mortgage Corp.	18,370
1,160	Cherry Hill Mortgage Investment Corp.	18,560
4,210	Chimera Investment Corp.	79,443
1,233	Dynex Capital, Inc.	20,653
1,120	Exantas Capital Corp.	12,667
2,340	Granite Point Mortgage Trust, Inc.	44,904
3,380	Invesco Mortgage Capital, Inc.	54,486
1,940	KKR Real Estate Finance Trust, Inc.	38,645
2,480	Ladder Capital Corp.	41,193
11,240	MFA Financial, Inc.	80,703
6,760	New York Mortgage Trust, Inc.	41,912
1,320	Orchid Island Capital, Inc.	8,395
1,620	PennyMac Mortgage Investment Trust	35,364
3,010	Redwood Trust, Inc.	49,755
5,510	Starwood Property Trust, Inc.	125,187
2,510	TPG RE Finance Trust, Inc.	48,418
5,940	Two Harbors Investment Corp.	75,260
1,720	Western Asset Mortgage Capital Corp.	17,166
		1,535,950
	STORAGE - 0.4%
360	Jernigan Capital, Inc.	7,380

	TOTAL COMMON STOCK (Cost - $1,730,562)	1,655,523

	SHORT-TERM INVESTMENTS - 2.9%
51,452	First American Government Obligations Fund - Institutional Class, 2.32% *	51,452
	TOTAL SHORT-TERM INVESTMENTS (Cost - $51,452)

	TOTAL INVESTMENTS - 97.5% (Cost - $1,782,014)	$1,706,975
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%	43,098
	NET ASSETS - 100.0%	$1,750,073

*	Rate shown represents the rate at June 30, 2019, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Principal		Interest Rate	Expiration Date	Value
	U.S. GOVERNMENT SECURITIES - 90.8%
	U.S. TREASURY NOTES - 90.8%
$4,457,000	United States Treasury Note	2.25%	2/15/2021	$4,487,990
4,457,000	United States Treasury Note	2.88%	11/15/2021	4,575,128
4,300,000	United States Treasury Note	2.38%	3/15/2022	4,377,014
4,300,000	United States Treasury Note	2.00%	10/31/2022	4,338,213
4,457,000	United States Treasury Note	2.88%	9/30/2023	4,663,223
4,000,000	United States Treasury Note	2.88%	11/30/2023	4,192,031
4,457,000	United States Treasury Note	2.63%	12/31/2023	4,625,356
2,457,000	United States Treasury Note	2.00%	4/30/2024	2,484,114
4,300,000	United States Treasury Note	2.13%	7/31/2024	4,373,990
5,000,000	United States Treasury Note	2.00%	2/15/2025	5,052,051
4,457,000	United States Treasury Note	2.88%	4/30/2025	4,717,804
4,300,000	United States Treasury Note	2.00%	8/15/2025	4,341,992
4,000,000	United States Treasury Note	3.00%	9/30/2025	4,273,984
4,300,000	United States Treasury Note	1.63%	5/15/2026	4,232,813
				60,735,703

	TOTAL U.S. GOVERNMENT SECURITIES (Cost - $59,223,204)			60,735,703

	SHORT-TERM INVESTMENTS - 6.4%
	U.S. TREASURY BILLS - 6.4%
4,300,000	United States Treasury Bill	2.35%*	2/27/2020	4,244,083
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,233,792)

	TOTAL INVESTMENTS - 97.2% (Cost - $63,456,996)			$64,979,786
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%			1,896,262
	NET ASSETS - 100.0%			$66,876,048

*	Rate shown represents the discount rate at date of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 87.9%
	AEROSPACE/DEFENSE - 3.3%
90,000	Kratos Defense & Security Solutions, Inc. *	$2,060,100

	AGRICULTURE - 5.7%
44,300	Bunge Ltd.	2,467,953
46,500	Imperial Brands PLC - ADR	1,094,145
		3,562,098
	BEVERAGES - 6.3%
128,500	Distell Group Holdings Ltd.	1,181,913
1,110,000	Marston’s PLC	1,648,619
1,800,000	Thai Beverage PCL	1,104,253
		3,934,785
	CHEMICALS - 3.0%
75,900	Mosaic Co. +	1,899,777

	ENTERTAINMENT- 2.2%
43,500	SeaWorld Entertainment, Inc. * +	1,348,500

	ENVIRONMENTAL CONTROL - 4.5%
35,954	Tetra Tech, Inc.	2,824,187

	FOOD - 13.4%
54,950	Campbell Soup Co.	2,201,846
250,492	Cloetta AB *	815,337
4,399,000	First Pacific Co. Ltd.	1,784,938
198,000	GrainCorp. Ltd.	1,107,404
360,200	Grupo Herdez S.A.B. DE C.V	770,961
16,550	Nestle SA - ADR	1,711,270
		8,391,756
	HEALTHCARE-PRODUCTS - 1.9%
3,710	Alcon, Inc. *	230,206
1,541,589	Asaleo Care Ltd. *	979,038
		1,209,244
	HOUSEHOLD PRODUCTS/WARES - 2.1%
83,000	Reckitt Benckiser Group PLC - ADR	1,318,040

	INTERNET - 2.9%
46,500	eBay, Inc.	1,836,750

	INVESTMENT COMPANIES - 5.1%
41,500	Pargesa Holding SA	3,202,949

	OIL & GAS - 2.8%
22,900	Exxon Mobil Corp.	1,754,827

	PHARMACEUTICALS - 9.5%
9,800	Johnson & Johnson	1,364,944
24,550	Novartis AG - ADR	2,241,660
54,650	Sanofi - ADR	2,364,705
		5,971,309
	RETAIL - 4.6%
81,700	Del Taco Restaurants, Inc.	1,047,394
95,500	Wendy’s Co.	1,869,890
		2,917,284
	SEMICONDUCTORS - 5.8%
32,500	Micron Technology, Inc. * +	1,254,175
42,400	Synaptics, Inc. *	1,235,536
23,700	Teradyne, Inc. +	1,135,467
		3,625,178

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Shares		Value
	COMMON STOCK - 87.9% (Continued)
	SOFTWARE - 3.7%
17,300	Microsoft Corp.	$2,317,508

	TELECOMMUNICATIONS - 11.1%
37,500	Cisco Systems, Inc.	2,052,375
329,198	Nokia OYJ - ADR +	1,649,282
96,500	Orange SA - ADR	1,516,980
106,000	Vodafone Group PLC - ADR	1,730,980
		6,949,617
	TOTAL COMMON STOCK (Cost - $48,117,865)	55,123,909

	MUTUAL FUND - 2.9%
	CLOSED-END FUND - 2.9%
136,000	Sprott Physical Gold and Silver Trust	1,799,280
	TOTAL MUTUAL FUND (Cost - $1,800,548)

	TOTAL INVESTMENTS - 90.8% (Cost - $49,918,413)	$56,923,189
	OTHER ASSETS LESS LIABILITIES - 9.2%	5,809,657
	NET ASSETS - 100.0%	$62,732,846

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (0.4)% *
210	Micron Technology, Inc.	Pershing	$945,000	10/18/2019 - $45.00	$32,340
120	Mosaic Co.	Pershing	444,000	09/20/2019 - $37.00	480
75	Mosaic Co.	Pershing	240,000	1/17/2020 - $32.00	3,000
600	Nokia OYJ	Pershing	420,000	1/17/2020 - $7.00	3,600
150	Nokia OYJ	Pershing	105,000	1/15/2021 - $7.00	4,200
200	SeaWorld Entertainment, Inc.	Pershing	620,000	9/20/2019 - $31.00	56,500
200	Teradyne, Inc.	Pershing	840,000	1/17/2020 - $42.00	168,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $221,674)				$268,120

ADR - American Depositary Receipt.

PCL - Public Company Limited

PLC - Public Limited Company

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST MLP & INFRASTRUCTURE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	COMMON STOCK - 99.9%
	GAS - 2.7%
171,530	Western Midstream Partners LP	$5,277,978

	OIL & GAS - 1.7%
437,148	Tellurian, Inc. *	3,431,612

	PIPELINES - 95.5%
747,174	Antero Midstream Corp.	8,562,614
227,122	Cheniere Energy, Inc. *	15,546,501
193,779	Crestwood Equity Partners LP	6,931,475
253,701	Enbridge, Inc.	9,153,532
1,086,376	Energy Transfer LP	15,296,174
1,281,805	EnLink Midstream LLC	12,933,412
314,664	Enterprise Products Partners LP	9,084,350
367,922	Equitrans Midstream Corp.	7,251,743
431,055	Kinder Morgan, Inc.	9,000,428
56,560	Magellan Midstream Corp.	3,619,840
168,088	NuStar Energy LP	4,561,908
133,730	ONEOK, Inc.	9,201,961
243,133	Pembina Pipeline Corp.	9,046,979
363,518	Plains GP Holdings LP	9,077,044
709,516	SemGroup Corp.	8,514,192
685,997	Tallgrass Energy LP	14,481,397
383,092	Targa Resources Corp.	15,040,192
177,828	TC Energy Corp.	8,806,043
535,350	Williams Companies, Inc.	15,011,214
		191,120,999

	TOTAL COMMON STOCK (Cost - $213,888,390)	199,830,589

	TOTAL INVESTMENTS - 99.9% (Cost - $213,888,390)	$199,830,589
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	217,600
	NET ASSETS - 100.0%	$200,048,189

* Non-income producing security.

LLC - Limited Liability Company

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2019

	Catalyst			Catalyst
	Small-Cap Insider	Catalyst Insider	Catalyst IPOx	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Allocation Fund	Fund	Strategy Fund

ASSETS:
Investment in Securities, at Cost	$11,361,350	$48,239,120	$2,860,304	$294,416,763	$24,106,760
Investment in Securities, at Value	$11,897,933	$51,820,114	$3,239,210	$334,207,230	$24,843,609
Cash	21,134	393,372	128,628	6,031,930	80,561
Receivable for securities sold	571,592	481,074	—	—	3,387,480
Receivable for Fund shares sold	154	—	150,319	191,514	150
Dividends and interest receivable	1,426	11,523	3,514	89,496	31,937
Due from Manager	—	—	2,039	—	—
Prepaid expenses and other assets	33,209	31,343	7,065	62,389	30,070
Total Assets	12,525,448	52,737,426	3,530,775	340,582,559	28,373,807

LIABILITIES:
Payable for securities purchased	363,114	292,041	39,019	—	3,301,268
Payable for Fund shares redeemed	6,798	135,541	—	300,053	13,264
Management fees payable	5,943	41,937	—	240,741	15,376
Trustee fee payable	2,849	2,857	2,864	2,860	2,710
Payable to related parties	2,177	4,192	1,699	20,134	2,290
Compliance Officer fees payable	—	85	—	—	—
Accrued 12b-1 fees	8,383	23,179	1,285	145,420	6,876
Accrued expenses and other liabilities	21,489	27,957	18,681	26,834	19,643
Total Liabilities	410,753	527,789	63,548	736,042	3,361,427

Net Assets	$12,114,695	$52,209,637	$3,467,227	$339,846,517	$25,012,380

NET ASSETS CONSIST OF:
Paid in capital	$42,678,467	$61,582,656	$3,326,520	$312,885,012	$24,600,865
Accumulated gain (loss)	(30,563,772)	(9,373,019)	140,707	26,961,505	411,515
Net Assets	$12,114,695	$52,209,637	$3,467,227	$339,846,517	$25,012,380

Class A
Net Assets	$6,519,184	$20,850,490	$1,314,422	$132,382,655	$7,393,980
Shares of beneficial interest outstanding (a)	436,503	1,081,624	91,689	6,788,576	677,562
Net asset value per share (Net assets/shares outstanding)	$14.94	$19.28	$14.34	$19.50	$10.91
Maximum offering price per share (b)	$15.85	$20.46	$15.21	$20.69	$11.58
Minimum redemption price per share (c)	$14.79	$19.09	$14.20	$19.31	$10.80

Class C
Net Assets	$2,285,909	$11,973,399	$271,685	$59,984,722	$6,897,468
Shares of beneficial interest outstanding (a)	162,097	634,477	19,590	3,293,708	655,578
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$14.10	$18.87	$13.87	$18.21	$10.52

Class I
Net Assets	$3,309,602	$19,385,748	$1,881,120	$147,479,140	$10,720,932
Shares of beneficial interest outstanding (a)	219,935	993,469	129,953	7,483,853	972,665
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.05	$19.51	$14.48	$19.71	$11.02

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2019

	Catalyst	Catalyst/Lyons
	Growth of	Tactical	Catalyst/MAP	Catalyst MLP &
	Income Fund	Allocation Fund	Global Equity Fund	Infrastructure Fund
ASSETS:
Investment in Securities, at Cost	$1,782,014	$63,456,996	$49,918,413	$213,888,390
Investment in Securities, at Value	$1,706,975	$64,979,786	$56,923,189	$199,830,589
Cash	—	1,599,496	5,813,338	375,779
Receivable for securities sold	—	—	—	—
Receivable for Fund shares sold	50	7,938	1,100	394,953
Dividends and interest receivable	34,674	378,325	322,678	196,382
Due from Manager	15,450	—	—	—
Prepaid expenses and other assets	18,774	36,390	29,419	66,418
Total Assets	1,775,923	67,001,935	63,089,724	200,864,121

LIABILITIES:
Payable for securities purchased	—	—	—	400,161
Payable for Fund shares redeemed	—	21,387	8,038	108,192
Options written, at value (premiums received, at cost $0, $0, $221,674, $0)	—	—	268,120	—
Management fees payable	—	49,950	29,685	195,148
Trustee fee payable	2,848	2,849	2,841	2,747
Payable to related parties	1,290	5,075	4,393	11,269
Compliance Officer fees payable	11	130	63	91
Accrued 12b-1 fees	7,174	18,686	12,848	54,027
Accrued expenses and other liabilities	14,527	27,810	30,890	44,297
Total Liabilities	25,850	125,887	356,878	815,932

Net Assets	$1,750,073	$66,876,048	$62,732,846	$200,048,189

NET ASSETS CONSIST OF:
Paid in capital	$852,712	$60,065,659	$54,462,321	$218,634,684
Accumulated gain (loss)	897,361	6,810,389	8,270,525	(18,586,495)
Net Assets	$1,750,073	$66,876,048	$62,732,846	$200,048,189

Class A
Net Assets	$1,061,338	$15,437,987	$11,977,434	$50,215,779
Shares of beneficial interest outstanding (a)	114,589	1,004,060	812,125	10,943,299
Net asset value per share (Net assets/shares outstanding)	$9.26	$15.38	$14.75	$4.59
Maximum offering price per share (b)	$9.82	$16.32	$15.65	$4.87
Minimum redemption price per share (c)	$9.17	$15.23	$14.60	$4.54

Class C
Net Assets	$195,890	$22,334,163	$10,533,931	$31,580,149
Shares of beneficial interest outstanding (a)	21,821	1,480,658	731,625	6,888,947
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$8.98	$15.08	$14.40	$4.58

Class I
Net Assets	$492,845	$29,103,898	$40,221,481	$118,252,261
Shares of beneficial interest outstanding (a)	52,816	1,897,925	2,725,608	25,689,225
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.33	$15.33	$14.76	$4.60

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2019

	Catalyst	Catalyst		Catalyst
	Small-Cap Insider	Insider	Catalyst IPOx	Dynamic Alpha	Catalyst Buyback
	Buying Fund	Buying Fund	Allocation Fund	Fund	Strategy Fund
Investment Income:
Dividend income	$55,323	$327,799	$29,161	$7,399,675	$497,659
Interest income	3,822	11,194	3,075	142,740	10,538
Foreign tax withheld	—	—	(218)	(45,071)	—
Total Investment Income	59,145	338,993	32,018	7,497,344	508,197

Operating Expenses:
Investment management fees	208,719	536,494	37,722	3,910,586	236,065
12b-1 Fees:
Class A	20,580	58,781	2,332	349,531	17,582
Class C	29,199	129,786	1,686	613,471	68,898
Registration fees	46,173	44,184	12,333	56,436	37,129
Networking fees	18,823	45,708	4,269	323,716	12,221
Administration fees	15,409	26,330	15,417	118,537	17,730
Audit fees	12,249	12,249	12,449	12,249	12,923
Trustees’ fees	10,923	10,923	10,925	10,923	11,490
Legal fees	9,328	8,522	9,005	9,788	8,109
Management services fees	8,992	16,810	5,599	97,550	10,623
Compliance officer fees	5,821	6,745	5,456	19,960	3,055
Custody fees	5,038	6,737	6,614	32,411	5,212
Printing expense	4,828	10,455	574	69,100	4,871
Transfer agent fees	4,384	9,832	583	50,860	3,916
Insurance expense	531	1,317	57	12,418	703
Miscellaneous expense	2,021	2,022	2,039	4,307	3,266
Total Operating Expenses	403,018	926,895	127,060	5,691,843	453,793
Less: Expenses waived/reimbursed by Manager	(100,091)	(57,926)	(78,300)	(343,166)	(67,033)
Net Operating Expenses	302,927	868,969	48,760	5,348,677	386,760

Net Investment Income (Loss)	(243,782)	(529,976)	(16,742)	2,148,667	121,437

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(1,100,331)	6,429,173	(136,491)	19,162,686	(446,769)
Net realized gain (loss)	(1,100,331)	6,429,173	(136,491)	19,162,686	(446,769)

Net change in unrealized appreciation (depreciation) on:
Investments	(629,803)	(3,605,078)	267,509	(16,714,942)	851,142
Net change in unrealized appreciation (depreciation)	(629,803)	(3,605,078)	267,509	(16,714,942)	851,142

Net Realized and Unrealized Gain (Loss) on Investments	(1,730,134)	2,824,095	131,018	2,447,744	404,373

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,973,916)	$2,294,119	$114,276	$4,596,411	$525,810

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2019

	Catalyst	Catalyst/Lyons	Catalyst/MAP	Catalyst MLP &
	Growth of	Tactical Allocation	Global Equity	Infrastructure
	Income Fund	Fund	Fund	Fund
Investment Income:
Dividend Income	$192,071	$1,152,645	$1,171,790	$11,281,727
Interest Income	8,047	921,040	89,445	16,397
Foreign tax withheld	—	—	(95,688)	(211,592)
Total Investment Income	200,118	2,073,685	1,165,547	11,086,532

Operating Expenses:
Investment management fees	48,420	1,121,914	479,383	2,332,219
12b-1 fees:
Class A	7,978	62,932	29,481	121,845
Class C	1,854	259,537	97,803	302,212
Registration fees	26,324	48,641	32,836	53,982
Legal fees	19,790	10,924	9,240	10,902
Administration fees	12,290	37,458	25,046	62,992
Audit fees	12,249	12,249	14,250	12,250
Trustees’ fees	10,923	10,923	10,923	10,823
Compliance officer fees	9,027	13,468	9,548	14,599
Management services fees	6,159	25,850	16,230	48,659
Printing expense	5,735	19,916	7,955	49,158
Custody fees	3,592	17,892	11,784	23,628
Networking fees	2,872	59,312	34,538	111,807
Transfer agent fees	299	11,405	6,823	19,229
Insurance expense	215	3,198	1,409	6,055
Interest expense - Line of Credit	—	—	—	9,888
Miscellaneous expense	2,021	2,021	2,024	4,177
Total Operating Expenses	169,748	1,717,640	789,273	3,194,425
Less: Expenses waived/reimbursed by Manager	(105,468)	(247,376)	(156,528)	(103,243)
Net Operating Expenses	64,280	1,470,264	632,745	3,091,182

Net Investment Income	135,838	603,421	532,802	7,995,350

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	920,495	6,321,348	859,029	(2,008,897)
Options written	—	—	66,407	—
Foreign currency transactions	—	—	(5,142)	(3,012)
Net realized gain (loss)	920,495	6,321,348	920,294	(2,011,909)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,170,541)	(14,250,122)	1,854,163	(16,123,504)
Options written	—	—	13,907	—
Foreign currency translations	—	—	1,337	1,356
Net change in unrealized appreciation (depreciation)	(1,170,541)	(14,250,122)	1,869,407	(16,122,148)

Net Realized and Unrealized Gain (Loss) on Investments	(250,046)	(7,928,774)	2,789,701	(18,134,057)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(114,208)	$(7,325,353)	$3,322,503	$(10,138,707)

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Small-Cap Insider Buying Fund		Catalyst Insider Buying Fund		Catalyst IPOx Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operations:
Net investment loss	$(243,782)	$(202,479)	$(529,976)	$(387,020)	$(16,742)	$(15,848)
Net realized gain (loss) on investments	(1,100,331)	3,456,140	6,429,173	9,503,633	(136,491)	239,079
Net change in unrealized appreciation (depreciation) on investments	(629,803)	(139,026)	(3,605,078)	1,521,443	267,509	23,523
Net increase (decrease) in net assets resulting from operations	(1,973,916)	3,114,635	2,294,119	10,638,056	114,276	246,754

Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	(8,460)	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	(12,385)
Class C	—	—	—	—	—	(2,883)
Class I	—	—	—	—	—	(13,714)
Distributions paid*
Class A	—	—	—	—	(103,559)	—
Class C	—	—	—	—	(18,608)	—
Class I	—	—	—	—	(185,710)	—

Total distributions to shareholders	—	(8,460)	—	—	(307,877)	(28,982)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	495,543	1,980,722	2,041,762	3,749,026	454,025	265,435
Class C	100,166	122,043	236,334	286,692	113,852	109,480
Class I	5,171,156	1,889,994	6,500,146	4,104,706	1,609,049	469,352
Reinvestment of distributions
Class A	—	—	—	—	102,355	12,163
Class C	—	—	—	—	18,608	2,883
Class I	—	6,564	—	—	141,318	7,566
Cost of shares redeemed
Class A	(3,785,521)	(4,219,946)	(12,083,436)	(16,360,448)	(65,261)	(59,958)
Class C	(919,338)	(1,256,685)	(2,934,920)	(6,662,802)	(15,492)	(16,429)
Class I	(6,136,803)	(1,926,244)	(2,699,411)	(4,560,746)	(754,504)	(75,839)
Net increase (decrease) in net assets from share transactions of beneficial interest	(5,074,797)	(3,403,552)	(8,939,525)	(19,443,572)	1,603,950	714,653

Total Increase (Decrease) in Net Assets	(7,048,713)	(297,377)	(6,645,406)	(8,805,516)	1,410,349	932,425

Net Assets:
Beginning of year	19,163,408	19,460,785	58,855,043	67,660,559	2,056,878	1,124,453
End of year**	$12,114,695	$19,163,408	$52,209,637	$58,855,043	$3,467,227	$2,056,878

Share Activity:
Class A
Shares Sold	29,371	116,463	114,283	206,792	32,005	17,758
Shares Reinvested	—	—	—	—	8,572	895
Shares Redeemed	(226,992)	(280,487)	(634,277)	(985,959)	(4,737)	(4,514)
Net increase (decrease) in shares of Beneficial interest	(197,621)	(164,024)	(519,994)	(779,167)	35,840	14,139

Class C
Shares Sold	6,149	8,230	12,491	15,974	8,303	8,207
Shares Reinvested	—	—	—	—	1,604	215
Shares Redeemed	(61,201)	(85,704)	(160,122)	(407,535)	(1,158)	(1,172)
Net increase (decrease) in shares of Beneficial interest	(55,052)	(77,474)	(147,631)	(391,561)	8,749	7,250

Class I
Shares Sold	298,866	113,394	344,660	237,971	111,368	32,186
Shares Reinvested	—	387	—	—	11,737	554
Shares Redeemed	(378,056)	(126,564)	(146,119)	(266,827)	(63,223)	(5,733)
Net increase (decrease) in shares of Beneficial interest	(79,190)	(12,783)	198,541	(28,856)	59,882	27,007

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income (loss) of $0, $(339,934), and $33 as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Dynamic Alpha Fund		Catalyst Buyback Strategy Fund		Catalyst Growth of Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operations:
Net investment income (loss)	$2,148,667	$(318,791)	$121,437	$8,909	$135,838	$86,242
Net realized gain (loss) on investments	19,162,686	34,238,659	(446,769)	1,175,265	920,495	602,246
Net change in unrealized appreciation (depreciation) on investments	(16,714,942)	16,576,156	851,142	(320,056)	(1,170,541)	(56,791)
Net increase (decrease) in net assets resulting from operations	4,596,411	50,496,024	525,810	864,118	(114,208)	631,697

Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	—	(47,048)
Class C	—	—	—	—	—	(1,120)
Class I	—	(28,611)	—	—	—	(26,059)
Net realized gains
Class A	—	(3,212,610)	—	(605,789)	—	(541,034)
Class C	—	(1,291,868)	—	(825,167)	—	(36,561)
Class I	—	(3,641,838)	—	(259,213)	—	(231,078)
Distributions paid*
Class A	(21,594,001)	—	(149,773)	—	(147,013)	—
Class C	(9,651,872)	—	(154,871)	—	(9,555)	—
Class I	(31,997,868)	—	(178,782)	—	(83,959)	—

Total distributions to shareholders	(63,243,741)	(8,174,927)	(483,426)	(1,690,169)	(240,527)	(882,900)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	27,820,657	42,474,777	2,468,562	4,046,080	133,690	34,565
Class C	18,024,507	24,398,223	2,502,995	2,616,492	47,798	7,573
Class I	116,803,710	131,088,617	6,900,065	7,435,632	113,946	502,020
Reinvestment of distributions
Class A	20,473,600	3,088,210	120,495	378,390	138,023	557,678
Class C	9,191,775	1,239,287	133,963	649,052	9,535	34,902
Class I	26,210,271	2,764,790	162,417	210,548	81,381	256,035
Cost of shares redeemed
Class A	(37,387,268)	(61,196,798)	(1,476,561)	(1,371,961)	(3,113,715)	(2,072,821)
Class C	(16,789,095)	(16,127,796)	(1,841,188)	(922,800)	(39,647)	(132,034)
Class I	(154,047,808)	(52,209,640)	(4,315,297)	(853,899)	(1,881,410)	(175,325)
Redemption Fee Proceeds
Class A	(408)	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	10,299,941	75,519,670	4,655,451	12,187,534	(4,510,399)	(987,407)

Total Increase (Decrease) in Net Assets	(48,347,389)	117,840,767	4,697,835	11,361,483	(4,865,134)	(1,238,610)

Net Assets:
Beginning of year	388,193,906	270,353,139	20,314,545	8,953,062	6,615,207	7,853,817
End of year**	$339,846,517	$388,193,906	$25,012,380	$20,314,545	$1,750,073	$6,615,207

Share Activity:
Class A
Shares Sold	1,295,232	1,939,424	228,174	370,376	14,064	3,418
Shares Reinvested	1,130,514	141,401	12,196	35,697	15,259	56,032
Shares Redeemed	(1,834,059)	(2,845,549)	(141,791)	(120,581)	(329,907)	(203,459)
Net increase (decrease) in shares of Beneficial interest	591,687	(764,724)	98,579	285,492	(300,584)	(144,009)

Class C
Shares Sold	895,474	1,167,319	238,065	240,738	5,208	759
Shares Reinvested	541,329	59,581	13,998	62,771	1,084	3,608
Shares Redeemed	(870,388)	(778,682)	(181,957)	(83,281)	(4,659)	(13,896)
Net increase (decrease) in shares of Beneficial interest	566,415	448,218	70,106	220,228	1,633	(9,529)

Class I
Shares Sold	5,324,325	6,020,477	641,665	674,182	11,851	49,940
Shares Reinvested	1,433,822	125,558	16,291	19,751	8,939	25,580
Shares Redeemed	(7,660,338)	(2,353,535)	(406,569)	(77,371)	(212,968)	(17,620)
Net increase (decrease) in shares of Beneficial interest	(902,191)	3,792,500	251,387	616,562	(192,178)	57,900

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $0, $5,115, and $34,606 as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Lyons Tactical
	Allocation Fund		Catalyst/MAP Global Equity Fund		Catalyst MLP & Infrastructure Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operations:
Net investment income	$603,421	$449,811	$532,802	$254,490	$7,995,350	$6,344,748
Net realized gain (loss) on investments	6,321,348	4,189,817	920,294	3,528,143	(2,011,909)	(12,058,768)
Net change in unrealized appreciation (depreciation) on investments	(14,250,122)	8,780,720	1,869,407	(570,980)	(16,122,148)	3,633,473
Net increase (decrease) in net assets resulting from operations	(7,325,353)	13,420,348	3,322,503	3,211,653	(10,138,707)	(2,080,547)

Distributions to Shareholders from:
Net investment income
Class A	—	(557,457)	—	(193,857)	—	(347,136)
Class C	—	(160,687)	—	(132,547)	—	(120,499)
Class I	—	(356,581)	—	(313,378)	—	(517,010)
Net realized gains
Class A	—	(513,726)	—	(152,753)	—	—
Class C	—	(340,544)	—	(147,686)	—	—
Class I	—	(273,091)	—	(198,296)	—	—
Return of capital
Class A	—	—	—	—	(5,837,222)	(4,873,340)
Class C	—	—	—	—	(3,429,214)	(2,312,644)
Class I	—	—	—	—	(13,183,219)	(10,309,380)
Distributions paid*
Class A	(586,622)	—	(988,975)	—	(409,291)	—
Class C	(571,596)	—	(823,773)	—	(232,546)	—
Class I	(1,190,055)	—	(1,716,666)	—	(878,928)	—

Total distributions to shareholders	(2,348,273)	(2,202,086)	(3,529,414)	(1,138,517)	(23,970,420)	(18,480,009)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,109,123	18,835,644	3,819,169	3,608,318	20,648,036	28,366,278
Class C	5,942,250	3,946,009	1,829,101	2,720,522	10,140,409	16,947,252
Class I	26,875,657	18,799,750	26,368,320	13,458,697	89,467,382	96,724,341
Reinvestment of distributions
Class A	553,283	1,017,509	815,405	286,977	3,559,149	3,169,057
Class C	540,407	472,127	644,074	231,011	2,279,583	1,697,597
Class I	1,106,206	576,381	1,451,435	418,713	12,043,804	9,870,951
Cost of shares redeemed
Class A	(30,279,511)	(30,931,812)	(4,593,085)	(14,638,269)	(15,338,713)	(25,003,416)
Class C	(6,996,706)	(9,170,122)	(1,606,058)	(5,006,573)	(5,366,468)	(4,013,095)
Class I	(28,437,785)	(9,677,427)	(6,810,776)	(3,069,083)	(71,781,049)	(58,396,976)
Net increase (decrease) in net assets from share transactions of beneficial interest	(23,587,076)	(6,131,941)	21,917,585	(1,989,687)	45,652,133	69,361,989

Total Increase (Decrease) in Net Assets	(33,260,702)	5,086,321	21,710,674	83,449	11,543,006	48,801,433

Net Assets:
Beginning of year	100,136,750	95,050,429	41,022,172	40,938,723	188,505,183	139,703,750
End of year**	$66,876,048	$100,136,750	$62,732,846	$41,022,172	$200,048,189	$188,505,183

Share Activity:
Class A
Shares Sold	419,066	1,148,519	265,031	241,230	4,140,880	5,061,984
Shares Reinvested	35,399	63,082	60,089	19,629	732,474	573,523
Shares Redeemed	(1,805,054)	(1,923,446)	(316,262)	(996,749)	(3,161,859)	(4,415,692)
Net increase (decrease) in shares of Beneficial interest	(1,350,589)	(711,845)	8,858	(735,890)	1,711,495	1,219,815

Class C
Shares Sold	353,648	245,687	128,460	184,190	2,039,535	3,003,420
Shares Reinvested	35,114	29,619	48,427	15,965	470,508	308,808
Shares Redeemed	(456,622)	(592,684)	(109,711)	(337,567)	(1,110,258)	(716,163)
Net increase (decrease) in shares of Beneficial interest	(67,860)	(317,378)	67,176	(137,412)	1,399,785	2,596,065

Class I
Shares Sold	1,584,277	1,136,896	1,867,297	910,142	18,338,175	17,029,809
Shares Reinvested	71,093	35,800	107,038	28,699	2,472,179	1,790,555
Shares Redeemed	(1,799,935)	(621,864)	(467,316)	(203,842)	(14,732,814)	(10,531,844)
Net increase (decrease) in shares of Beneficial interest	(144,565)	550,832	1,507,019	734,999	6,077,540	8,288,520

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income (loss) of $173,216, $(109,695), and $7,143,053 as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.79	$13.96	$12.39	$15.23	$18.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.23)	(0.16)	0.07	0.02	0.07
Net realized and unrealized gain (loss) on investments	(1.62)	2.99	1.59	(2.78)	(3.14)
Total from investment operations	(1.85)	2.83	1.66	(2.76)	(3.07)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.09)	(0.08)	(0.01)
Total distributions	—	—	(0.09)	(0.08)	(0.01)

Net asset value, end of year	$14.94	$16.79	$13.96	$12.39	$15.23

Total return (B)	(11.02)%	20.27%	13.38%	(18.13)%	(16.74	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,519	$10,648	$11,145	$17,356	$41,704
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.37%	2.20%	2.13%	1.95%	1.79%
Expenses, net waiver and reimbursement (D)	1.77%	1.75%	1.75%	1.75%	1.68%
Net investment income (loss), before waiver and reimbursement (D)(E)	(2.03)%	(1.49)%	0.14%	(0.06)%	0.33%
Net investment income (loss), net waiver and reimbursement (D)(E)	(1.43)%	(1.04)%	0.51%	0.14%	0.44%
Portfolio turnover rate	260%	188%	228%	189%	214%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.97	$13.38	$11.89	$14.63	$17.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.33)	(0.26)	(0.03)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.54)	2.85	1.52	(2.67)	(3.03)
Total from investment operations	(1.87)	2.59	1.49	(2.74)	(3.08)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
Total distributions	—	—	—	—	—

Net asset value, end of year	$14.10	$15.97	$13.38	$11.89	$14.63

Total return (B)	(11.71)%	19.36%	12.53%	(18.73)%	(17.39	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$2,286	$3,469	$3,943	$6,213	$13,702
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.12%	2.95%	2.88%	2.70%	2.54%
Expenses, net waiver and reimbursement (D)	2.52%	2.50%	2.50%	2.50%	2.43%
Net investment loss, before waiver and reimbursement (D,E)	(2.78)%	(2.24)%	(0.61)%	(0.80)%	(0.42)%
Net investment loss, net waiver and reimbursement (D,E)	(2.18)%	(1.79)%	(0.24)%	(0.60)%	(0.31)%
Portfolio turnover rate	260%	188%	228%	189%	214%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Small-Cap Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.87	$14.02	$12.46	$15.39	$18.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.18)	(0.13)	0.10	0.05	0.13
Net realized and unrealized gain (loss) on investments	(1.64)	3.01	1.60	(2.82)	(3.17)
Total from investment operations	(1.82)	2.88	1.70	(2.77)	(3.04)

LESS DISTRIBUTIONS:
From net investment income	—	(0.03)	(0.14)	(0.16)	(0.04)
Total distributions	—	(0.03)	(0.14)	(0.16)	(0.04)

Net asset value, end of year	$15.05	$16.87	$14.02	$12.46	$15.39

Total return (B)	(10.79)%	20.53%	13.65%	(17.95)%	(16.47	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$3,310	$5,047	$4,373	$4,154	$15,087
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.12%	1.95%	1.88%	1.70%	1.54%
Expenses, net waiver and reimbursement (D)	1.52%	1.50%	1.50%	1.50%	1.45%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.72)%	(1.27)%	0.32%	0.20%	0.71%
Net investment income (loss), net waiver and reimbursement (D,E)	(1.13)%	(0.82)%	0.70%	0.40%	0.81%
Portfolio turnover rate	260%	188%	228%	189%	214%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$18.53	$15.46	$13.28	$15.03	$15.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.17)	(0.08)	0.06	(0.04)	0.07
Net realized and unrealized gain (loss) on investments	0.92	3.15	2.12	(1.71)	(0.30)
Total from investment operations	0.75	3.07	2.18	(1.75)	(0.23)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.05)
From net realized gains on investments	—	—	—	—	(0.54)
From paid in capital	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.60)

Net asset value, end of year	$19.28	$18.53	$15.46	$13.28	$15.03

Total return (B)	4.05%	19.86%	16.42%	(11.64)%	(1.44)%

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$20,850	$29,682	$36,804	$81,330	$228,894
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.63%	1.58%	1.50%	1.49%	1.47%
Expenses, net waiver and reimbursement (D)	1.52%	1.50%	1.50%	1.49%	1.47%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.01)%	(0.57)%	0.44%	(0.26)%	0.46%
Net investment income (loss), net waiver and reimbursement (D,E)	(0.90)%	(0.49)%	0.44%	(0.26)%	0.46%
Portfolio turnover rate	220%	153%	160%	167%	293%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$18.28	$15.36	$13.30	$15.16	$16.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.30)	(0.21)	(0.04)	(0.14)	(0.06)
Net realized and unrealized gain (loss) on investments	0.89	3.13	2.10	(1.72)	(0.28)
Total from investment operations	0.59	2.92	2.06	(1.86)	(0.34)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.00	) (C)
From net realized gains on investments	—	—	—	—	(0.54)
From paid in capital	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.55)

Net asset value, end of year	$18.87	$18.28	$15.36	$13.30	$15.16

Total return (B)	3.23%	19.01%	15.49%	(12.27)%	(2.12)%

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$11,973	$14,297	$18,030	$33,042	$66,069
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.38%	2.33%	2.25%	2.24%	2.22%
Expenses, net waiver and reimbursement (D)	2.27%	2.25%	2.25%	2.24%	2.22%
Net investment loss, before waiver and reimbursement (D,E)	(1.75)%	(1.32)%	(0.30)%	(0.99)%	(0.37)%
Net investment loss, net waiver and reimbursement (D,E)	(1.64)%	(1.24)%	(0.30)%	(0.99)%	(0.37)%
Portfolio turnover rate	220%	153%	160%	167%	293%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$18.71	$15.57	$13.34	$15.05		$15.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.12)	(0.05)	0.10	(0.00	) (C)	0.06
Net realized and unrealized gain (loss) on investments	0.92	3.19	2.13	(1.71)		(0.25)
Total from investment operations	0.80	3.14	2.23	(1.71)		(0.19)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		(0.07)
From net realized gains on investments	—	—	—	—		(0.54)
From paid in capital	—	—	—	—		(0.01)
Total distributions	—	—	—	—		(0.62)

Net asset value, end of year	$19.51	$18.71	$15.57	$13.34		$15.05

Total return (B)	4.28%	20.17%	16.72%	(11.36)%		(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$19,386	$14,876	$12,827	$19,381		$68,304
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.38%	1.33%	1.25%	1.24%		1.22%
Expenses, net waiver and reimbursement (D)	1.27%	1.25%	1.25%	1.24%		1.22%
Net investment income (loss), before waiver and reimbursement (D,E)	(0.73)%	(0.39)%	0.70%	(0.02)%		0.42%
Net investment income (loss), net waiver and reimbursement(D,E)	(0.62)%	(0.31)%	0.70%	(0.02)%		0.42%
Portfolio turnover rate	220%	153%	160%	167%		293%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst IPOx Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$15.02	$12.71	$10.25	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)	(0.18)	(0.15)	(0.07)
Net realized and unrealized gain on investments	1.11	2.80	2.75	0.32
Total from investment operations	1.00	2.62	2.60	0.25

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.68)	(0.31)	(0.14)	—
Total distributions	(1.68)	(0.31)	(0.14)	—

Net asset value, end of year/period	$14.34	$15.02	$12.71	$10.25

Total return (C)	8.89%	20.87%	25.49%	2.50	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,314	$839	$530	$105
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	5.09%	7.32%	11.75%	32.12	% (E)
Expenses, net waiver and reimbursement (F)	2.01%	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(3.92)%	(6.60)%	(9.30)%	(31.01	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.76)%	(1.27)%	(1.22)%	(1.02	)% (E)
Portfolio turnover rate	137%	149%	151%	62	% (D)

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.69	$12.54	$10.19	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.27)	(0.22)	(0.13)
Net realized and unrealized gain on investments	1.07	2.73	2.71	0.32
Total from investment operations	0.86	2.46	2.49	0.19

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.68)	(0.31)	(0.14)	—
Total distributions	(1.68)	(0.31)	(0.14)	—

Net asset value, end of year/period	$13.87	$14.69	$12.54	$10.19

Total return (C)	8.07%	19.86%	24.55%	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$272	$159	$45	$3
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	5.84%	8.07%	12.50%	32.87	% (E)
Expenses, net waiver and reimbursement (F)	2.76%	2.74%	2.74%	2.74	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(4.64)%	(7.31)%	(10.06)%	(32.69	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.50)%	(1.98)%	(1.87)%	(1.87	)% (E)
Portfolio turnover rate	137%	149%	151%	62	% (D)

(A)	The Catalyst IPOx Allocation Fund Class A and Class C shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst IPOx Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$15.11	$12.75	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)	(0.14)	(0.11)	(0.06)
Net realized and unrealized gain on investments	1.12	2.81	2.74	0.32
Total from investment operations	1.05	2.67	2.63	0.26

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.68)	(0.31)	(0.14)	—
Total distributions	(1.68)	(0.31)	(0.14)	—

Net asset value, end of year/period	$14.48	$15.11	$12.75	$10.26

Total return (C)	9.18%	21.20%	25.76%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,881	$1,059	$549	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.84%	7.07%	11.50%	31.87	% (E)
Expenses, net waiver and reimbursement (F)	1.76%	1.74%	1.74%	1.74	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(3.55)%	(6.32)%	(10.70)%	(31.26	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.47)%	(0.99)%	(0.94)%	(0.84	)% (E)
Portfolio turnover rate	137%	149%	151%	62	% (D)

(A)	The Catalyst IPOx Allocation Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$22.51	$19.64	$16.54	$16.39	$15.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	(0.02)	0.05	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.31	3.40	3.05	0.39	2.56
Total from investment operations	0.42	3.38	3.10	0.37	2.55

LESS DISTRIBUTIONS:
From net investment income	(0.05)	—	—	—	—
From net realized gains on investments	(3.38)	(0.51)	—	(0.22)	(1.59)
Total distributions	(3.43)	(0.51)	—	(0.22)	(1.59)

Net asset value, end of year	$19.50	$22.51	$19.64	$16.54	$16.39

Total return (B)	3.04%	17.28%	18.74%	2.31%	16.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$132,383	$139,479	$136,717	$92,749	$111,493
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%	1.44%	1.44%	1.51%	1.52%
Expenses, net waiver and reimbursement	1.37%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss), before waiver and reimbursement	0.45%	(0.18)%	0.16%	(0.28)%	(0.22)%
Net investment income (loss), net waiver and reimbursement	0.54%	(0.09)%	0.26%	(0.13)%	(0.05)%
Portfolio turnover rate	113%	87%	95%	119%	84%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$21.35	$18.79	$15.94	$15.92	$15.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	(0.17)	(0.09)	(0.13)	(0.12)
Net realized and unrealized gain on investments	0.29	3.24	2.94	0.37	2.49
Total from investment operations	0.24	3.07	2.85	0.24	2.37

LESS DISTRIBUTIONS:
From net realized gains on investments	(3.38)	(0.51)	—	(0.22)	(1.59)
Total distributions	(3.38)	(0.51)	—	(0.22)	(1.59)

Net asset value, end of year	$18.21	$21.35	$18.79	$15.94	$15.92

Total return (B)	2.26%	16.41%	17.88%	1.55%	16.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$59,985	$58,216	$42,815	$28,282	$12,696
Ratios to average net assets
Expenses, before waiver and reimbursement	2.20%	2.19%	2.19%	2.26%	2.27%
Expenses, net waiver and reimbursement	2.12%	2.10%	2.10%	2.10%	2.10%
Net investment loss, before waiver and reimbursement	(0.33)%	(0.93)%	(0.60)%	(1.02)%	(0.94)%
Net investment loss, net waiver and reimbursement	(0.24)%	(0.84)%	(0.50)%	(0.85)%	(0.77)%
Portfolio turnover rate	113%	87%	95%	119%	84%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Dynamic Alpha Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$22.72	$19.77		$16.61	$16.41	$15.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.04		0.08	0.02	0.04
Net realized and unrealized gain on investments	0.31	3.42		3.08	0.40	2.53
Total from investment operations	0.48	3.46		3.16	0.42	2.57

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.00	) (B)	—	—	—
From net realized gains on investments	(3.38)	(0.51)		—	(0.22)	(1.59)
Total distributions	(3.49)	(0.51)		—	(0.22)	(1.59)

Net asset value, end of year	$19.71	$22.72		$19.77	$16.61	$16.41

Total return (C)	3.32%	17.60%		19.02%	2.61%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$147,479	$190,499		$90,821	$26,226	$24,187
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%	1.19%		1.19%	1.26%	1.27%
Expenses, net waiver and reimbursement	1.12%	1.10%		1.10%	1.10%	1.10%
Net investment income (loss), before waiver and reimbursement	0.72%	0.08%		0.37%	(0.03)%	0.10%
Net investment income, net waiver and reimbursement	0.81%	0.17%		0.45%	0.13%	0.27%
Portfolio turnover rate	113%	87%		95%	119%	84%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$10.84	$11.81	$9.48	$9.71		$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	0.03	(0.01)	0.11		0.06
Net realized and unrealized gain (loss) on investments	0.22	1.22	2.36	(0.27)		(0.16)
Total from investment operations	0.29	1.25	2.35	(0.16)		(0.10)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	(0.07)		—
From net realized gains on investments	(0.22)	(2.22)	—	—		(0.38)
Total distributions	(0.22)	(2.22)	(0.02)	(0.07)		(0.38)

Net asset value, end of year	$10.91	$10.84	$11.81	$9.48		$9.71

Total return (B)	2.92%	11.05%	24.86%	(1.60)%		(0.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,394	$6,275	$3,467	$4,095		$5,158
Ratios to average net assets
Expenses, before waiver and reimbursement	1.80%	2.17%	2.18%	2.10%		1.92%
Expenses, net waiver and reimbursement	1.52%	1.50%	1.50%	1.50%		1.50%
Net investment income (loss), before waiver and reimbursement	0.33%	(0.37)%	(0.73)%	0.53%		0.22%
Net investment income (loss), net waiver and reimbursement	0.62%	0.30%	(0.06)%	1.13%		0.66%
Portfolio turnover rate	752%	836%	734%	790%		806%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$10.53	$11.62	$9.38	$9.60		$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.05)	(0.08)	0.03		(0.01)
Net realized and unrealized gain (loss) on investments	0.22	1.18	2.32	(0.25)		(0.17)
Total from investment operations	0.21	1.13	2.24	(0.22)		(0.18)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.00	) (C)	—
From net realized gains on investments	(0.22)	(2.22)	—	—		(0.38)
Total distributions	(0.22)	(2.22)	—	—		(0.38)

Net asset value, end of year	$10.52	$10.53	$11.62	$9.38		$9.60

Total return (B)	2.23%	10.11%	23.88%	(2.24)%		(1.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,897	$6,167	$4,244	$4,721		$5,648
Ratios to average net assets
Expenses, before waiver and reimbursement	2.55%	2.92%	2.93%	2.85%		2.67%
Expenses, net waiver and reimbursement	2.27%	2.25%	2.25%	2.25%		2.25%
Net investment loss, before waiver and reimbursement	(0.41)%	(1.13)%	(1.48)%	(0.24)%		(0.51)%
Net investment income (loss), net waiver and reimbursement	(0.13)%	(0.46)%	(0.80)%	0.37%		(0.08)%
Portfolio turnover rate	752%	836%	734%	790%		806%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buyback Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.91		$11.86	$9.52	$9.75	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10		0.06	0.02	0.12	0.06
Net realized and unrealized gain (loss) on investments	0.23		1.21	2.37	(0.25)	(0.15)
Total from investment operations	0.33		1.27	2.39	(0.13)	(0.09)

LESS DISTRIBUTIONS:
From net investment income	—		—	(0.05)	(0.10)	—
From net realized gains on investments	(0.22)		(2.22)	—	—	(0.38)
Total distributions	(0.22)		(2.22)	(0.05)	(0.10)	(0.38)

Net asset value, end of year	$11.02		$10.91	$11.86	$9.52	$9.75

Total return (B)	3.27	% (C)	11.19%	25.19%	(1.27)%	(0.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,721		$7,873	$1,242	$1,817	$2,869
Ratios to average net assets
Expenses, before waiver and reimbursement	1.55%		1.92%	1.93%	1.85%	1.67%
Expenses, net waiver and reimbursement	1.27%		1.25%	1.25%	1.25%	1.25%
Net investment income (loss), before waiver and reimbursement	0.62%		(0.10)%	(0.49)%	0.68%	0.17%
Net investment income, net waiver and reimbursement	0.90%		0.57%	0.19%	1.27%	0.57%
Portfolio turnover rate	752%		836%	734%	790%	806%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$9.71	$10.12	$12.98	$15.76		$15.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26	0.12	0.10	0.13		0.12
Net realized and unrealized gain (loss) on investments	(0.20)	0.79	1.67	(1.67)		1.30
Total from investment operations	0.06	0.91	1.77	(1.54)		1.42

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.10)	(0.19)	(0.13)		(0.12)
From net realized gains on investments	(0.24)	(1.22)	(4.44)	(1.11)		(0.64)
Total distributions	(0.51)	(1.32)	(4.63)	(1.24)		(0.76)

Net asset value, end of year	$9.26	$9.71	$10.12	$12.98		$15.76

Total return (C)	0.79%	8.84%	17.11%	(9.38)%		9.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,061	$4,032	$5,658	$9,089		$17,012
Ratios to average net assets
Expenses, before waiver and reimbursement	3.57%	2.50%	2.24%	1.73%		1.66%
Expenses, net waiver and reimbursement	1.37%	1.35%	1.35%	1.43%		1.55%
Net investment income, before waiver and reimbursement	0.55%	0.00%	0.03%	0.65%		0.67%
Net investment income, net waiver and reimbursement	2.75%	1.15%	0.92%	0.94%		0.78%
Portfolio turnover rate	60%	16%	48%	45%		32%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$9.44	$9.88	$12.80	$15.54		$14.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.38	0.04	0.02	0.03		0.01
Net realized and unrealized gain (loss) on investments	(0.39)	0.78	1.65	(1.66)		1.28
Total from investment operations	(0.01)	0.82	1.67	(1.63)		1.29

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.04)	(0.15)	(0.00	) (B)	(0.02)
From net realized gains on investments	(0.24)	(1.22)	(4.44)	(1.11)		(0.64)
Total distributions	(0.45)	(1.26)	(4.59)	(1.11)		(0.66)

Net asset value, end of year	$8.98	$9.44	$9.88	$12.80		$15.54

Total return (C)	0.09%	8.04%	16.33%	(10.11)%		8.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$196	$191	$294	$424		$561
Ratios to average net assets
Expenses, before waiver and reimbursement	4.32%	3.25%	2.99%	2.48%		2.41%
Expenses, net waiver and reimbursement	2.12%	2.10%	2.10%	2.18%		2.30%
Net investment income (loss), before waiver and reimbursement	0.99%	(0.75)%	(0.72)%	(0.10)%		(0.08)%
Net investment income, net waiver and reimbursement	4.12%	0.40%	0.15%	0.20%		0.03%
Portfolio turnover rate	60%	16%	48%	45%		32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.77	$10.17	$12.98	$15.76	$15.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27	0.15	0.14	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.17)	0.80	1.70	(1.68)	1.29
Total from investment operations	0.10	0.95	1.84	(1.51)	1.46

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.13)	(0.21)	(0.16)	(0.16)
From net realized gains on investments	(0.24)	(1.22)	(4.44)	(1.11)	(0.64)
Total distributions	(0.54)	(1.35)	(4.65)	(1.27)	(0.80)

Net asset value, end of year	$9.33	$9.77	$10.17	$12.98	$15.76

Total return (B)	1.23%	9.18%	17.71%	(9.14)%	9.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$493	$2,393	$1,903	$8,681	$3,869
Ratios to average net assets
Expenses, before waiver and reimbursement	3.32%	2.25%	1.99%	1.48%	1.41%
Expenses, net waiver and reimbursement	1.11%	1.10%	1.10%	1.18%	1.30%
Net investment income, before waiver and reimbursement	0.80%	0.27%	0.56%	0.92%	0.94%
Net investment income, net waiver and reimbursement	2.83%	1.42%	1.14%	1.26%	1.05%
Portfolio turnover rate	60%	16%	48%	45%	32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.92	$14.87	$13.01	$14.28	$14.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.10	0.14	0.14	0.14
Net realized and unrealized gain (loss) on investments	(1.26)	2.41	1.91	(0.30)	0.57
Total from investment operations	(1.13)	2.51	2.05	(0.16)	0.71

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.24)	(0.19)	(0.08)	(0.13)
From net realized gains on investments	(0.32)	(0.22)	—	(1.03)	(0.80)
Total distributions	(0.41)	(0.46)	(0.19)	(1.11)	(0.93)

Net asset value, end of year	$15.38	$16.92	$14.87	$13.01	$14.28

Total return (B)	(6.71)%	17.00%	15.83%	(1.04)%	4.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,438	$39,835	$45,595	$55,827	$94,156
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.82%	1.75%	1.72%	1.74%	1.73%
Expenses, net waiver and reimbursement (C)	1.53%	1.50%	1.50%	1.50%	1.50%
Net investment income, before waiver and reimbursement (C,D)	0.51%	0.38%	0.75%	0.82%	0.76%
Net investment income, net waiver and reimbursement (C,D)	0.78%	0.63%	0.97%	1.06%	0.98%
Portfolio turnover rate	182%	146%	95%	91%	194%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.64	$14.62	$12.78	$14.08	$14.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	(0.02)	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	(1.24)	2.36	1.88	(0.30)	0.54
Total from investment operations	(1.23)	2.34	1.91	(0.26)	0.58

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.10)	(0.07)	(0.01)	(0.03)
From net realized gains on investments	(0.32)	(0.22)	—	(1.03)	(0.80)
Total distributions	(0.33)	(0.32)	(0.07)	(1.04)	(0.83)

Net asset value, end of year	$15.08	$16.64	$14.62	$12.78	$14.08

Total return (B)	(7.44)%	16.11%	14.99%	(1.82)%	3.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,334	$25,769	$27,280	$33,653	$40,645
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.56%	2.50%	2.47%	2.49%	2.48%
Expenses, net waiver and reimbursement (C)	2.28%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.23)%	(0.36)%	(0.01)%	0.10%	0.02%
Net investment income (loss), net waiver and reimbursement (C,D)	0.05%	(0.11)%	0.21%	0.34%	0.24%
Portfolio turnover rate	182%	146%	95%	91%	194%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.91	$14.87	$13.02	$14.30	$14.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.14	0.18	0.18	0.19
Net realized and unrealized gain (loss) on investments	(1.27)	2.41	1.91	(0.31)	0.56
Total from investment operations	(1.10)	2.55	2.09	(0.13)	0.75

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.29)	(0.24)	(0.12)	(0.16)
From net realized gains on investments	(0.32)	(0.22)	—	(1.03)	(0.80)
Total distributions	(0.48)	(0.51)	(0.24)	(1.15)	(0.96)

Net asset value, end of year	$15.33	$16.91	$14.87	$13.02	$14.30

Total return (B)	(6.53)%	17.28%	16.14%	(0.79)%	5.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,104	$34,533	$22,176	$14,561	$27,230
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.56%	1.50%	1.47%	1.49%	1.48%
Expenses, net waiver and reimbursement (C)	1.28%	1.25%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C,D)	0.75%	0.64%	1.00%	1.07%	1.04%
Net investment income, net waiver and reimbursement (C,D)	1.02%	0.89%	1.22%	1.31%	1.27%
Portfolio turnover rate	182%	146%	95%	91%	194%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.33	$14.54	$12.44	$12.43	$13.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.09	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.57	1.13	2.13	(0.03)	(0.67)
Total from investment operations	0.71	1.22	2.31	0.15	(0.49)

LESS DISTRIBUTIONS:
From net investment income	—	(0.24)	(0.14)	(0.14)	(0.13)
From net realized gains on investments	(1.29)	(0.19)	(0.07)	—	(0.51)
Total distributions	(1.29)	(0.43)	(0.21)	(0.14)	(0.64)

Net asset value, end of year	$14.75	$15.33	$14.54	$12.44	$12.43

Total return (B)	5.39%	8.50%	18.73%	1.28%	(3.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,977	$12,314	$22,381	$22,279	$23,973
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.62%	1.66%	1.65%	1.70%	1.64%
Expenses, net waiver and reimbursement (C)	1.28%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.63%	0.49%	1.24%	1.35%	1.34%
Net investment income, net waiver and reimbursement (C,D)	0.97%	0.60%	1.34%	1.50%	1.43%
Portfolio turnover rate	13%	30%	26%	26%	33%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.11	$14.37	$12.32	$12.30	$13.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	(0.01)	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.55	1.11	2.07	(0.03)	(0.68)
Total from investment operations	0.58	1.10	2.17	0.06	(0.59)

LESS DISTRIBUTIONS:
From net investment income	—	(0.17)	(0.05)	(0.04)	—
From net realized gains on investments	(1.29)	(0.19)	(0.07)	—	(0.51)
Total distributions	(1.29)	(0.36)	(0.12)	(0.04)	(0.51)

Net asset value, end of year	$14.40	$15.11	$14.37	$12.32	$12.30

Total return (B)	4.58%	7.73%	17.69%	0.54%	(4.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,534	$10,037	$11,524	$6,795	$6,962
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.37%	2.41%	2.40%	2.45%	2.39%
Expenses, net waiver and reimbursement (C)	2.03%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.06)%	(0.19)%	0.66%	0.62%	0.62%
Net investment income (loss), net waiver and reimbursement (C,D)	0.28%	(0.08)%	0.76%	0.77%	0.71%
Portfolio turnover rate	13%	30%	26%	26%	33%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Equity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.32	$14.54	$12.45	$12.44	$13.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.18	0.30	0.25	0.28
Net realized and unrealized gain (loss) on investments	0.53	1.09	2.03	(0.07)	(0.74)
Total from investment operations	0.75	1.27	2.33	0.18	(0.46)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.30)	(0.17)	(0.17)	(0.15)
From net realized gains on investments	(1.29)	(0.19)	(0.07)	—	(0.51)
Total distributions	(1.31)	(0.49)	(0.24)	(0.17)	(0.66)

Net asset value, end of year	$14.76	$15.32	$14.54	$12.45	$12.44

Total return (B)	5.70%	8.85%	18.91%	1.56%	(3.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,221	$18,671	$7,034	$1,320	$455
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.37%	1.36%	1.35%	1.45%	1.39%
Expenses, net waiver and reimbursement (C)	1.03%	1.25%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C)(D)	1.17%	1.07%	2.10%	1.89%	2.04%
Net investment income, net waiver and reimbursement (C)(D)	1.51%	1.18%	2.20%	2.06%	2.18%
Portfolio turnover rate	13%	30%	26%	26%	33%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$5.48	$6.28	$6.31	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.21	0.22	0.24	0.32	0.08
Net realized and unrealized gain (loss) on investments	(0.47)	(0.38)	0.38	(3.30)	0.09	(F)
Total from investment operations	(0.26)	(0.16)	0.62	(2.98)	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.04)	(0.29)	(0.29)	(0.09)
From return of capital	(0.59)	(0.60)	(0.36)	(0.35)	(0.15)
Total distributions	(0.63)	(0.64)	(0.65)	(0.64)	(0.24)

Net asset value, end of year/period	$4.59	$5.48	$6.28	$6.31	$9.93

Total return (C)	(4.60)%	(2.11)%	9.38%	(29.05)%	1.58	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$50,216	$50,624	$50,307	$22,775	$7,906
Ratios to average net assets
Expenses, before waiver and reimbursement	1.73%	1.76%	1.76%	2.03%	3.41	% (E)
Expenses, net waiver and reimbursement	1.68%	1.65%	1.65%	1.65%	1.65	% (E)
Net investment income (loss), before waiver and reimbursement	4.14%	3.80%	3.33%	5.00%	(0.30	)% (E)
Net investment income, net waiver and reimbursement	4.19%	3.91%	3.44%	5.40%	1.46	% (E)
Portfolio turnover rate	40%	49%	32%	96%	11	% (D)

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$5.48	$6.28	$6.32	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.18	0.18	0.26	0.04
Net realized and unrealized gain (loss) on investments	(0.47)	(0.38)	0.38	(3.27)	0.10	(F)
Total from investment operations	(0.30)	(0.20)	0.56	(3.01)	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.04)	(0.26)	(0.26)	(0.06)
From return of capital	(0.56)	(0.56)	(0.34)	(0.34)	(0.15)
Total distributions	(0.60)	(0.60)	(0.60)	(0.60)	(0.21)

Net asset value, end of year/period	$4.58	$5.48	$6.28	$6.32	$9.93

Total return (C)	(5.49)%	(2.79)%	8.47%	(29.44)%	1.35	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$31,580	$30,078	$18,160	$6,204	$1,278
Ratios to average net assets
Expenses, before waiver and reimbursement	2.48%	2.51%	2.51%	2.78%	4.16	% (E)
Expenses, net waiver and reimbursement	2.43%	2.40%	2.40%	2.40%	2.40	% (E)
Net investment income (loss), before waiver and reimbursement	3.40%	3.12%	2.49%	4.24%	(1.03	)% (E)
Net investment income, net waiver and reimbursement	3.45%	3.23%	2.60%	4.62%	0.73	% (E)
Portfolio turnover rate	40%	49%	32%	96%	11	% (D)

(A)	The Catalyst MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charge Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in rel Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst MLP & Infrastructure Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$5.50	$6.29	$6.32	$9.94	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.24	0.25	0.32	0.09
Net realized and unrealized gain (loss) on investments	(0.48)	(0.38)	0.38	(3.28)	0.09	(F)
Total from investment operations	(0.25)	(0.14)	0.63	(2.96)	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.04)	(0.29)	(0.30)	(0.09)
From return of capital	(0.60)	(0.61)	(0.37)	(0.36)	(0.15)
Total distributions	(0.65)	(0.65)	(0.66)	(0.66)	(0.24)

Net asset value, end of year/period	$4.60	$5.50	$6.29	$6.32	$9.94

Total return (C)	(4.54)%	(1.69)%	9.61%	(28.86)%	1.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$118,252	$107,804	$71,237	$22,187	$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.51%	1.51%	1.78%	3.16	% (E)
Expenses, net waiver and reimbursement	1.43%	1.40%	1.40%	1.40%	1.40	% (E)
Net investment income (loss), before waiver and reimbursement	4.51%	4.07%	3.44%	5.08%	(0.03	)% (E)
Net investment income, net waiver and reimbursement	4.56%	4.18%	3.55%	5.46%	1.73	% (E)
Portfolio turnover rate	40%	49%	32%	96%	11	% (D)

(A)	The Catalyst MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2019	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following nine series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Small-Cap Insider Buying
(“Small-Cap Insider”)		Long-term capital appreciation
Catalyst Insider Buying (“Insider Buying”)		Long-term capital appreciation
Catalyst IPOx Allocation (“IPOx Allocation”)		Long-term capital appreciation
Catalyst Dynamic Alpha (“Dynamic Alpha”)	Cookson, Peirce & Co., Inc. (“CP”)	Long-term capital appreciation
Catalyst Buyback Strategy (“Buyback Strategy”)		Long-term capital appreciation
Catalyst Growth of Income (“Growth of Income”)	Groesbeck Investment Management Corp. (“GIM”)	Income with capital appreciation as a secondary objective
Catalyst/Lyons Tactical Allocation (“Tactical Allocation”)	Lyons Wealth Management, LLC (“Lyons”)	Total return from long-term capital appreciation and current income
Catalyst/MAP Global Equity (“Global Equity”)	Managed Asset Portfolios, LLC (“MAP”)	Long-term capital appreciation
Catalyst MLP & Infrastructure (“MLP & Infrastructure”)	SL Advisors, LLC (“SL”)	Current income and capital appreciation

Small-Cap Insider, IPOx Allocation, Dynamic Alpha, Growth of Income, and MLP & Infrastructure are each separate non-diversified series of the Trust and Insider Buying, Buyback Strategy, Tactical Allocation, and Global Equity are each diversified series of the Trust.

Each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and is in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” and ASU 2013-08.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment companies purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Trust’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019, for each Fund’s assets and liabilities measured at fair value:

Small-Cap Insider
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$11,897,933	$—	$—	$11,897,933
Total Assets	$11,897,933	$—	$—	$11,897,933

Insider Buying
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$51,820,114	$—	$—	$51,820,114
Total Assets	$51,820,114	$—	$—	$51,820,114

IPOx Allocation
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$3,239,210	$—	$—	$3,239,210
Total Assets	$3,239,210	$—	$—	$3,239,210

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Dynamic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$334,207,230	$—	$—	$334,207,230
Total Assets	$334,207,230	$—	$—	$334,207,230

Buyback Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$24,843,609	$—	$—	$24,843,609
Total Assets	$24,843,609	$—	$—	$24,843,609

Growth of Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$1,655,523	$—	$—	$1,655,523
Short-Term Investments	51,452	—	—	51,452
Total Assets	$1,706,975	$—	$—	$1,706,975

Tactical Allocation
Assets(a)	Level 1	Level 2	Level 3	Total
U.S. Government Securities	$—	$60,735,703	$—	$60,735,703
Short-Term Investments	—	4,244,083	—	4,244,083
Total Assets	$—	$64,979,786	$—	$64,979,786

Global Equity
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$55,123,909	$—	$—	$55,123,909
Mutual Fund	1,799,280	—	—	1,799,280
Total Assets	$56,923,189	$—	$—	$56,923,189
Liabilities(a)
Call Options Written	$211,140	$56,980	$—	$268,120
Total Liabilities	$211,140	$56,980	$—	$268,120

MLP & Infrastructure
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$199,830,589	$—	$—	$199,830,589
Total Assets	$199,830,589	$—	$—	$199,830,589

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Portfolio of Investments for security classifications.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

b) Accounting for Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds agent in acquiring the options).

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2019, were as follows:

			Location of derivatives on Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
Global Equity
	Call Options written	Equity	Options written	$(268,120)

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2019, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Equity
	Options written	Equity	Net realized gain on options written	$66,407
	Options written	Equity	Net change in unrealized depreciation on options written	13,907
			Totals	$80,314

The contracts outstanding as of June 30, 2019 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized appreciation and depreciation on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2019:

				Gross Amounts of Assets Presented in the
				Statements of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Global Equity
Description of Liability:
Options Written	Pershing	$(268,120	) (1)	$268,120	(2)	$—	$—
Total		$(268,120)		$268,120		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c) Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”)(collectively, “Underlying Funds”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2019, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2019, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2016-2018 for the Funds) or expected to be taken in 2019 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in Master Limited Partnerships (“MLP”s) generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

f) MLP & Infrastructure typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

g) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

h) Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

i) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Small-Cap Insider	Annually	Annually
Insider Buying	Annually	Annually
IPOx Allocation	Annually	Annually
Dynamic Alpha	Annually	Annually
Buyback Strategy	Annually	Annually
Growth of Income	Quarterly	Annually
Tactical Allocation	Annually	Annually
Global Equity	Annually	Annually
MLP & Infrastructure	Monthly	Annually

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

k) Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

l) Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. There were $4,559 in CDSC fees paid by the shareholders of Tactical Allocation and no CDSC fees paid by the shareholders of the Small-Cap Insider, Insider Buying, IPOx Allocation, Dynamic Alpha, Buyback Strategy, Growth of Income, Global Equity and MLP & Infrastructure, respectively.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

m) Security Loans – The Small-Cap Insider and the Buyback Strategy were entered into securities lending agreements with Huntington Bank through August 28, 2018. The Funds received compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continued to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, each Fund is indemnified for such losses by the securities lending agent.

n) Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Small-Cap Insider	$42,833,166	$48,085,897
Insider Buying	117,505,317	126,823,755
IPOx Allocation	4,407,560	3,282,209
Dynamic Alpha	430,674,441	482,163,900
Buyback Strategy	178,168,150	173,716,908
Growth of Income	2,690,154	6,513,453
Tactical Allocation	150,693,630	179,055,651
Global Equity	21,528,624	5,826,644
MLP & Infrastructure	102,549,540	73,415,692

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “Limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to ensure total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fees or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

For the year ended June 30, 2019, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

									Management
		Expense Limitation							Fees Waived/
	Management	Prior to 11/1/18			Expense Limitation				Expenses
Fund	Agreement	Cl A	Cl C	Cl I	Cl A	Cl C	Cl I	Expires	Reimbursed
Small-Cap Insider	1.25%	1.75%	2.50%	1.50%	1.78%	2.53%	1.53%	10/31/2019	$100,091
Insider Buying	1.00%	1.50%	2.25%	1.25%	1.53%	2.28%	1.28%	10/31/2019	57,926
IPOx Allocation	1.50%	1.99%	2.74%	1.74%	2.02%	2.77%	1.77%	10/31/2019	78,300
Dynamic Alpha	1.00%	1.35%	2.10%	1.10%	1.38%	2.13%	1.13%	10/31/2019	343,166
Buyback Strategy	1.00%	1.50%	2.25%	1.25%	1.53%	2.28%	1.28%	10/31/2019	67,033
Growth of Income	1.00%	1.35%	2.10%	1.10%	1.38%	2.13%	1.13%	10/31/2020	105,468
Tactical Allocation	1.25%	1.55%	2.25%	1.25%	1.53%	2.28%	1.28%	10/31/2019	247,376
Global Equity	1.00%	1.55%	2.30%	1.25%	1.21%	1.96%	0.96%	10/31/2019	156,528
MLP & Infrastructure	1.25%	1.65%	2.40%	1.40%	1.68%	2.43%	1.43%	10/31/2019	103,243

	Recapture Expires
	No Later Than June 30,
Fund	2020	2021	2022
Small-Cap Insider	$89,693	$82,177	$100,091
Insider Buying	—	47,148	57,926
IPOx Allocation	55,830	70,332	78,300
Dynamic Alpha	177,113	309,787	343,166
Buyback Strategy	68,815	81,377	67,033
Growth of Income	75,616	82,728	105,468
Tactical Allocation	222,067	234,191	247,376
Global Equity	36,543	53,577	156,528
MLP & Infrastructure	115,260	177,202	103,243

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the Funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at June 30, 2019 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance Officer fees payable” and the amounts accrued for the period are shown in the Statements of Operations under “Management Services fees” and “Compliance officer fees”.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

For the year ended June 30, 2019, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Small-Cap Insider	$20,580	$29,199
Insider Buying	58,781	129,786
IPOx Allocation	2,332	1,686
Dynamic Alpha	349,531	613,471
Buyback Strategy	17,582	68,898
Growth of Income	7,978	1,854
Tactical Allocation	62,932	259,537
Global Equity	29,481	97,803
MLP & Infrastructure	121,845	302,212

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciaion
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Small-Cap Insider	$11,413,874	$1,203,861	$(719,802)	$484,059
Insider Buying	48,610,056	5,074,748	(1,864,690)	3,210,058
IPOx Allocation	2,878,614	449,638	(89,042)	360,596
Dynamic Alpha	294,894,498	41,391,705	(2,078,973)	39,312,732
Buyback Strategy	24,090,996	1,245,526	(492,913)	752,613
Growth of Income	1,768,191	26,177	(87,393)	(61,216)
Tactical Allocation	63,456,996	1,522,790	—	1,522,790
Global Equity	49,820,108	10,690,300	(3,855,339)	6,834,961
MLP & Infrastructure	213,351,643	17,409,537	(30,930,591)	(13,521,054)

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2019 and June 30, 2018 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2019	Income	Capital Gains	Capital	Total
Small-Cap Insider	$—	$—	$—	$—
Insider Buying	—	—	—	—
IPOx Allocation	85,648	222,229	—	307,877
Dynamic Alpha	3,632,807	59,610,934	—	63,243,741
Buyback Strategy	483,426	—	—	483,426
Growth of Income	5,019	235,508	—	240,527
Tactical Allocation	541,098	1,807,175	—	2,348,273
Global Equity	29,202	3,500,212	—	3,529,414
MLP & Infrastructure	1,520,765	—	22,449,655	23,970,420

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2018	Income	Capital Gains	Capital	Total
Small-Cap Insider	$8,451	$—	$9	$8,460
Insider Buying	—	—	—	—
IPOx Allocation	17,573	11,409	—	28,982
Dynamic Alpha	28,611	8,146,316	—	8,174,927
Buyback Strategy	1,690,169	—	—	1,690,169
Growth of Income	414,345	468,555	—	882,900
Tactical Allocation	1,074,725	1,127,361	—	2,202,086
Global Equity	1,104,434	34,083	—	1,138,517
MLP & Infrastructure	984,645	—	17,495,364	18,480,009

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Small-Cap Insider	$—	$—	$(2,824,712)	$(28,223,119)	$—	$484,059	$(30,563,772)
Insider Buying	—	—	(212,538)	(12,370,539)	—	3,210,058	(9,373,019)
IPOx Allocation	1,060	—	(220,949)	—	—	360,596	140,707
Dynamic Alpha	450,219	—	(12,801,446)	—	—	39,312,732	26,961,505
Buyback Strategy	82,497	—	—	(423,595)	—	752,613	411,515
Growth of Income	—	958,577	—	—	—	(61,216)	897,361
Tactical Allocation	235,539	5,052,060	—	—	—	1,522,790	6,810,389
Global Equity	704,105	733,267	—	—	—	6,833,153	8,270,525
MLP & Infrastructure	—	—	—	(5,066,963)	—	(13,519,532)	(18,586,495)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for real estate investment trusts, partnerships, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Small-Cap Insider	$117,998
Insider Buying	212,538
IPOx Allocation	—
Dynamic Alpha	—
Buyback Strategy	—
Growth of Income	—
Tactical Allocation	—
Global Equity	—
MLP & Infrastructure	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Small-Cap Insider	$2,706,714
Insider Buying	—
IPOx Allocation	220,949
Dynamic Alpha	12,801,446
Buyback Strategy	—
Growth of Income	—
Tactical Allocation	—
Global Equity	—
MLP & Infrastructure	—

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

At June 30, 2019, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Small-Cap Insider	$23,700,442	$4,522,677	$28,223,119	$1,631,355
Insider Buying	12,370,539	—	12,370,539	6,787,191
IPOx Allocation	—	—	—	—
Dynamic Alpha	—	—	—	—
Buyback Strategy	423,595	—	423,595	—
Growth of Income	—	—	—	—
Tactical Allocation	—	—	—	—
Global Equity	—	—	—	—
MLP & Infrastructure	5,066,963	—	5,066,963	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and net operating losses, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2019 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Small-Cap Insider	$(127,062)	$127,062
Insider Buying	(659,008)	659,008
IPOx Allocation	—	—
Dynamic Alpha	—	—
Buyback Strategy	—	—
Growth of Income	(2,955)	2,955
Tactical Allocation	—	—
Global Equity	—	—
MLP & Infrastructure	85,489	(85,489)

(6)	LINE OF CREDIT

Currently, MLP & Infrastructure has a $20,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to MLP & Infrastructure. Accordingly, it is possible that MLP & Infrastructure may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2019, MLP & Infrastructure accessed the line of credit, based only on the days borrowed, the average amount of borrowings outstanding was $5,864,182. As of June 30, 2019, the interest expense for MLP & Infrastructure is $9,888, the average interest rate during the year was 5.50%. As of June 30, 2019, MLP & Infrastructure had no outstanding borrowings on the Uncommitted Line.

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Insider	IPOx	Buyback	Growth	Lyons Tactical	MLP &
Owner	Buying	Allocation	Strategy	of Income	Allocation	Infrastructure
LPL Financial, LLC *			29%			29%
National Financial Services LLC	35%	26%		32%
Pershing LLC		32%
Raymond James & Associates, Inc. *					31%

*	These owners are comprised of multiple investors and accounts.

CATALYST FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

(8)	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund, Catalyst Growth of Income Fund, Catalyst/Lyons Tactical Allocation Fund,

Catalyst/MAP Global Equity Fund, and Catalyst MLP & Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund, Catalyst IPOx Allocation Fund, Catalyst Dynamic Alpha Fund, Catalyst Buyback Strategy Fund, Catalyst Growth of Income Fund (formerly, Catalyst/Groesbeck Growth of Income Fund), Catalyst/Lyons Tactical Allocation Fund, Catalyst/MAP Global Equity Fund, and Catalyst MLP & Infrastructure Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Catalyst Small-Cap Insider Buying Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst Insider Buying Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst IPOx Allocation Fund	For each of the years in the three-year period ended June 30, 2019 and for the period from September 30, 2015 (commencement of operations) through June 30, 2016
Catalyst Dynamic Alpha Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst Buyback Strategy Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst Growth of Income Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/Lyons Tactical Allocation Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/MAP Global Equity Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst MLP & Infrastructure Fund	For each of the years in the four-year period ended June 30, 2019 and for the period from December 22, 2014 (commencement of operations) through June 30, 2015

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2019

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisers, LLC and Cookson, Peirce & Co, Inc. with respect to the Catalyst Dynamic Alpha Fund.

In connection with a regular meeting held on April 30, 2019, the Board of Trustees (the “Board” or “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisers, LLC (“Catalyst”) and Cookson, Peirce & Co, Inc. (“Cookson Peirce”),with respect to Catalyst Dynamic Alpha Fund (“Catalyst DA”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed Cookson Peirce’s responses to a series of questions regarding, among other things, Cookson Peirce’s services provided to Catalyst DA, comparative fee and expense information, and Cookson Peirce’s profitability from managing Catalyst DA. Nature, Extent and Quality of Services. The Board reviewed the professional backgrounds of the key personnel of Cookson Peirce and noted the breadth of their collective experience in the industry. The Board noted that Cookson Peirce managed Catalyst DA with an emphasis on stock selection and factor exposure and employed a quantitative security selection methodology based upon relative strength and momentum factors. The Board commented that Cookson Peirce reviewed trade activity daily to detect any market timing activity and that all trades were reviewed by the chief compliance officer prior to allocation. The Board discussed that broker dealers were reviewed quarterly to ensure best execution. The Board remarked that Cookson Peirce had reported no material compliance issues or litigation matters and that it maintained sufficient errors and omissions insurance coverage. After further discussion, the Board concluded that Cookson Peirce had the potential to continue providing high quality service to Catalyst DA.

Performance. The Board remarked that Catalyst DA had received a 4-star rating from Morningstar and had outperformed its peer group and the S&P 500 TR Index over the 1-year period, and had outperformed its peer group, the index and its Morningstar category over the 3-year, 5-year and since inception periods. The Board noted that although Catalyst DA was trailing the index year-to-date, it had generated positive returns. The Board concluded that the performance of Catalyst DA was acceptable.

Fees and Expenses. The Board noted that Cookson Peirce received 100% of the 1.00% advisory fee earned on assets invested directly in Catalyst DA by its advisory clients, and 50% of the net advisory fee collected on all other assets. The Board recognized that Cookson Peirce’s sub-advisory fee for Catalyst DA was comparable to the range of fees Cookson Peirce charged to its similarly managed accounts. The Trustees discussed the allocation of fees between Catalyst and Cookson Pierce relative to their respective duties and other factors, and agreed the allocation for Catalyst DA was appropriate. The Board concluded that the sub-advisory fee received by Cookson Pierce for Catalyst DA was not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Profitability. The Board remarked that Cookson Peirce earned a profit from sub-advising Catalyst DA. The Board discussed how Cookson Peirce’s profits from sub-advising Catalyst DA were used to compensate Cookson Peirce’s members who provided services to Catalyst DA. The Board recognized that Cookson Peirce’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Cookson Peirce’s profit in connection with Catalyst DA was not excessive.

Economies of Scale. The Board considered whether Cookson Peirce had realized economies of scale with respect to the sub-advisory services provided to Catalyst DA. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Catalyst DA, it was unlikely that Cookson Peirce was benefitting from any economies of scale.

Conclusion. Having requested and received such information from Cookson Peirce as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and Cookson Peirce, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of Catalyst DA and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on April 30, 2019 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced” and together with MAP Global Equity, the “MAP Funds”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds.

Nature, Extent and Quality of Services. The Board considered the long tenure of MAP’s key personnel and their academic and professional credentials. The Board noted that MAP used a variety of sources and investment techniques to generate investment ideas and monitor portfolio holdings. The Board commented that MAP was independent and employee-owned, which allowed MAP to deliver objective, unbiased investment advice to its clients. The Board reviewed MAP’s mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board observed there were no material litigation, compliance issues, or regulatory examinations reported since the sub-advisory agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP had the potential to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

MAP Global Equity — The Board recognized that MAP Global Equity had received a 4-star Morningstar rating and had outperformed its peer group, Morningstar category and benchmark MSCI ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods.

MAP Global Balanced — The Board acknowledged that MAP Global Balanced outperformed its peer group over the 1-year, 5-year and since inception period, had outperformed the MSCI ACWI Gross Index over the 1-year period, and outperformed its Morningstar category across all periods. The Board considered that the advisor attributed MAP Global Balanced’s underperformance to the MSCI ACWI Gross Index over the 3-year, 5-year and since inception periods to its allocation to both fixed income and equity during a period of strong equity performance prior to 2018.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net advisory fee was paid to MAP. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was lower than the fees MAP charged to its other accounts with similar strategies. The Board discussed the allocation of fees between the Catalyst and MAP relative to their respective duties and other factors, and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered the MAP’s profitability in connection with each MAP Fund and acknowledged that MAP was sub-advising each MAP Fund at a loss. The Board concluded that excessive profitability was not an issue for MAP at this time.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Catalyst and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each MAP Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst Hedged Futures Strategy Fund (“Catalyst HFS”), Catalyst Hedged Commodity Strategy Fund (“Catalyst HCS”), Catalyst Small-Cap Insider Buying Fund (“Catalyst SC”), Catalyst Growth of Income Fund (“Catalyst GOI”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Exceed Defined Risk Fund (“Exceed DR”), Catalyst Exceed Defined Shield Fund (“Exceed DS”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Buyback Strategy Fund (“Catalyst BS”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst Multi Strategy Fund (“Catalyst MS”), Catalyst/MLP & Infrastructure Fund (“Catalyst MLP”), Catalyst/IPOX Allocation Fund (“Catalyst IPOX”), and Catalyst Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Catalyst Funds”).

In connection with a regular meeting held on April 10, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Funds.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Fund, Catalyst’s services to each Catalyst Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Fund.

Nature, Extent and Quality of Services. The Board acknowledged that Catalyst had retained the key personnel servicing the Catalyst Funds for several years. A Catalyst representative described the roles and responsibilities of various individuals on the management team and elaborated on the risk committee’s duties and functions. He explained that Catalyst had also engaged a third-party consultant to assist with risk management. The Catalyst representative explained that Catalyst’s risk management program assessed each Catalyst Fund individually and that risk monitoring metrics were specifically crafted and tailored for certain Catalyst Funds based on the specific risks germane to each Catalyst Fund. The Board was informed that Catalyst had adequate staff to execute its risk management program. The Board discussed Catalyst’s supervision of the sub-advisors to the relevant Catalyst Funds. The Board observed that there were no planned or necessary changes to the sub-advisors for any of the Catalyst Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the advisory agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Fund and its shareholders.

Performance. The Board reviewed the performance of each Catalyst Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Catalyst Fund was acceptable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Catalyst SA — The Board discussed that Catalyst SA underperformed its peer group, Morningstar category, and benchmark S&P 500 TR Index over the 1-year, 3-year and since inception. The Board acknowledged that Catalyst SA’s performance over the 1-year period was similar to other funds with risk premia strategies, and noted that Catalyst SA performance had performed well for the year-to-date. The Board discussed that Catalyst SA had been pursuing its current investment strategy for less than two years, a time period that was insufficient to draw a conclusion about the strategy’s success. The Board affirmed that it would continue monitoring Catalyst SA’s performance. The Board reviewed the composition of the BNP Catalyst Systematic Alpha Index, and a Catalyst representative explained why the index was appropriate for Catalyst SA.

Catalyst IB — The Board observed that Catalyst IB outperformed its peer group over the 1-year and since inception period, and outperformed the Large Blend Morningstar category and the S&P 500 TR Index over the 1-year period. The Board discussed that Catalyst IB underperformed its peer group over the 3-year and 5-year periods, the Large Blend Morningstar category and the S&P 500 TR Index over the 3-year, 5-year and since inception, and the Large Growth Morningstar category over all periods. The Board recognized that Catalyst IB’s performance for the 3-year and 5-year period was largely the result of heavy insider buying activity in energy in 2014 and 2015, during which an unexpected OPEC announcement negatively impacted energy securities, followed by a lack of insider buying in high momentum stocks in 2015 and 2016. The Board considered Catalyst’s explanation why it believed in Catalyst IB’s investment thesis and why its investment strategy could outperform its benchmarks over the long-term. The Board took note of Catalyst IB’s strong performance year-to-date.

Catalyst Insider — The Board recognized that Morningstar had given Catalyst Insider a 5-star rating. The Board observed that Catalyst Insider outperformed its peer group over the 1-year period, and outperformed the Short-Term Bond and High Yield Bond Morningstar categories, and the benchmark Bloomberg Barclays US Agg Bond TR Index over the 1-year and 3-year periods.

Catalyst HFS — The Board noted that Catalyst HFS outperformed its peer group, the Managed Futures and Options Based Morningstar categories, and the benchmark S&P 500 TR Index over the 1-year period, but had underperformed each over the 3-year and 5-year periods. The Board discussed that Catalyst HFS outperformed its peer group and the Managed Futures Morningstar category over the 10-year period. The Board observed that the current rapidly-rising market with low volatility was not optimal for Catalyst HFS but that Catalyst had made adjustments in Catalyst HFS’s risk management program the last time Catalyst HFS entered such an environment that allowed it to achieve positive results. The Board concluded that the adjustments Catalyst made over the last few years had benefited shareholders and improved Catalyst HFS’s performance.

Catalyst HCS — The Board acknowledged that Catalyst HCS had received a 5-star Morningstar rating and outperformed its peer group, the Commodities Broad Basket Morningstar category and the Managed Futures Morningstar category over the 1-year, 3-year and since inception periods. The Board noted that Catalyst HCS outperformed the S&P 500 TR Index over the 1-year period and the Bloomberg Commodity Index across all periods.

Catalyst SC — The Board remarked that Catalyst SC outperformed its peer group and the Russell 2000 TR Index over the 1-year period, but underperformed the peer group, index and its Morningstar category across all other periods. A Catalyst representative attributed Catalyst SC’s underperformance to its allocation to micro-cap stocks which lagged large cap stocks in recent years. The Board noted that Catalyst SC’s “insider buying” thesis could help Catalyst select companies with the potential to outperform.

Catalyst GOI — The Board recalled that Catalyst GOI implemented a new investment strategy as of March 1, 2019, and recognized that Catalyst should be afforded more time to manage the Fund’s portfolio using the new investment strategy.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

MAP Global Equity — The Board recalled that Map Global Equity implemented a new investment strategy as of March 1, 2019, and recognized that Catalyst should be afforded more time to manage the Fund’s portfolio using the new investment strategy. The Board recognized that MAP Global Equity received a 4-star Morningstar rating and had outperformed its peer group, Morningstar category and benchmark MS ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods.

MAP Global Balanced — The Board acknowledged that MAP Global Balanced had outperformed its peer group over the 1-year, 5-year and since inception, had outperformed the MS ACWI Gross Index over the 1-year period, and had outperformed its Morningstar category across all periods. The Board considered that Catalyst attributed MAP Global Balanced’s underperformance to the MS ACWI Gross Index over the 3-year, 5-year and since inception periods to its allocation to both fixed income and equity during a period of strong equity performance prior to 2018.

SMH High Income — The Board discussed that SMH High Income outperformed its peer group, Morningstar category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 3-year period, but underperformed each over the 5-year and 10-year period. The Board noted that the recent outperformance was due to SMH High Income’s modestly defensive posture and an increase in the credit quality of the portfolio. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income Fund’s 5-year and 10-year returns. The Board reviewed changes to the sub-advisor’s portfolio management team and concluded that those changes were positive for SMH High Income.

SMH Total Return — The Board noted that SMH Total Return outperformed its peer group over the 1-year period, and significantly outperformed its peer group, Morningstar category, and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period, while underperforming each over the 5-year and 10-year periods. The Board noted that SMH Total Return’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. The Board reviewed changes to the sub-advisor’s portfolio management team and concluded that those changes were positive for SMH Total Return.

Catalyst DA — The Board remarked that Catalyst DA had received a 4-star rating from Morningstar and outperformed its peer group and the S&P 500 TR Index across all period, and its Morningstar category over the 3-year, 5-year and since inception period. The Board noted that although Catalyst DA was trailing the index year-to-date, it had generated positive returns.

Exceed DR — The Board observed that Exceed DR outperformed its peer group, Morningstar category and S&P 500 TR Index over the 1-year period, but trailed each over the 3-year period. The Board recalled that Exceed DR changed investment strategies in 2017. The Board noted that the sub-advisor had proposed adopting a revised investment strategy that was similar to the existing strategy, but would allow the sub-advisor more flexibility to actively manage Exceed DR’s portfolio.

Exceed DS — The Board noted that Exceed DS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category over the 3-year and since inception periods, but had underperformed both over the 1-year period. The Board discussed that Exceed DS underperformed the S&P 500 TR Index across all periods. The Board considered Catalyst’s explanation that Exceed DS’s strategy would lag the index on the upside because option strategies generally did not capture the dividend and because the strategy acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. The Board discussed that the sub-advisor had proposed adopting a revised investment strategy that was similar to the existing strategy, but would allow the sub-advisor more flexibility to actively manage Exceed DS’s portfolio

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Lyons TA — The Board discussed that Lyons TA outperformed its peer group, Tactical Allocation Morningstar category and the Lipper Flexible Portfolio Fund Index across the 1-year, 3-year, 5-year and since inception, and outperformed the Large Blend Morningstar category over the 1-year and since inception period. The Board reviewed Catalyst’s explanation that Lyons TA’s allocation to equities since inception and its value-oriented investment emphasis let to Lyon TA’s performance results. The Board acknowledged that Lyons TA had won a 2019 Lipper Fund Award from Refinitiv for Best Flexible Portfolio Fund, its third Lipper Fund Award in the past four years.

Catalyst BS — The Board acknowledged that Catalyst BS outperformed its peer group and Morningstar category across all periods while trailing the S&P 500 TR Index for all periods. The Board discussed that Catalyst attributed Catalyst BS’s underperformance relative to the index to its equity style allocation, and that Catalyst BS’s exposure to small-cap and mid-cap stocks had underperformed large-cap stocks. The Board considered that Catalyst expected Catalyst BS’s investment strategy to outperform over full market cycles.

CIFC Floating Rate — The Board recognized that CIFC Floating Rate outperformed, or was on par with, its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index over the 1-year, 3-year, 5-year and since inception. The Board recalled that CIFC Floating Rate changed sub-advisors in August 2018. The Board noted that CIFC Floating Rate had positive returns for the year-to-date.

Stone Beach IO — The Board commented that Stone Beach IO outperformed its peer group and Morningstar category the 1-year period, but trailed both for the 3-year period and trailed the peer group since inception. The Board noted that Stone Beach IO underperformed the Bloomberg Barclays US Buyback Strategy Fund Index for the 1-year period, but had outperformed the index for the 3-year and since inception. The Board observed that the Stone Beach IO’s strategy, which, by design sought to reduce volatility and provide returns uncorrelated to certain asset classes, resulted in periods where Stone Beach IO would underperform the index or its peer group.

Catalyst MS — The Board recognized that Catalyst MS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category across all time periods. The Board noted that Catalyst MS outperformed the SG CTA Index over the 1-year, 3-year and since inception, and the S&P 500 TR Index over the 1-year period. The Board remarked that Catalyst MS had generated positive returns for the year-to-date.

Catalyst MLP — The Board discussed that Catalyst MLP outperformed its peer group, Morningstar Category and the Alerian MLP TR Index over the 3-year period, but underperformed each over the 1-year and since inception. The Board considered that tax-paying C-corp comprised Catalyst MLP’s peer group and Morningstar category and benefitted from a falling market because reductions in deferred tax liability cushion their losses. The Board noted that Catalyst MLP would benefit in a rising market relative to its peer group and Morningstar category. The Board discussed that Catalyst attributed Catalyst MLP’s performance relative to the index to the weak performance of its C-corp investments, and noted that those investments were not included in the index.

Catalyst IPOX — The Board acknowledged that Catalyst IPOX received a 5-star rating from Morningstar and had outperformed its peer group and Morningstar category across all time periods. The Board noted that Catalyst IPOX had trailed the S&P 500 TR Index over the 1-year and since-inception, but led the index over the 3-year period, which Catalyst attributed to Catalyst IPOX’s all-cap equity strategy.

Millburn HS — The Board noted that Millburn HS outperformed its peer group, Morningstar category across all time periods, and had outperformed the S&P 500 TR Index across all periods except the 10-year period.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Fees and Expenses. The Board reviewed the advisory fee for each Catalyst Fund, and the average fees charged by each Catalyst Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Funds managed by a sub-advisor. The Board acknowledged that the fee allocation Fund between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the advisory fee for each Catalyst Fund was not unreasonable.

Catalyst SA — The Board noted that Catalyst SA’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board observed that Catalyst was collecting fees on the underlying funds. The Board discussed Catalyst’s rationale that the higher than average advisory fee was necessary to manage Catalyst SA according to its investment strategy.

Catalyst IB — The Board observed that Catalyst IB’s advisory fee was on par with the median of its peer group and higher than the averages and medians of the Large Blend and Large Growth Morningstar categories, but lower than the highs of each Morningstar category. The Board remarked that Catalyst IB’s net expense ratio was lower than its peer group’s average expense ratio and significantly below the highs of each Morningstar category.

Catalyst Insider — The Board discussed that Catalyst Insider’s advisory fee was higher than its peer group’s median and average and tied with the high of the Short-Term Bond Morningstar category. The Board noted that Catalyst Insider’s net expense ratio was lower than the median and average of its peer group and on par with the median of the High-Yield Bond Morningstar category. The Board observed that Catalyst planned to recommend lowering the advisory fee for Catalyst Insider.

Catalyst HFS — The Board noted that Catalyst HFS’s advisory fee was higher than the peer group average and median, but lower than the high, and was the high of the Option Based Morningstar category. The Board reviewed Catalyst HFS’s net expense ratio and noted that it was higher than the medians and averages of its peer group and Morningstar categories, but well below the highs of each.

Catalyst HCS — The Board remarked that Catalyst HCS’s advisory fee and net expense ratio were higher than its peer group’s averages and medians, but lower than the peer group’s highs, and were the highs of the Commodity Broad Basket Morningstar category, but lower than the highs of the Managed Futures Morningstar category. The Board noted Catalyst’s explanation that Catalyst HCS did not fit well into any particular Morningstar category because it implemented a managed futures-type strategy based on commodities.

Catalyst SC — The Board recognized that Catalyst SC’s advisory fee and net expense ratio were higher than its peer group’s and Morningstar category’s medians and averages, but were lower than the highs of the peer group and Morningstar category. The Board discussed that Catalyst SC employed a unique investment strategy that mandated a certain premium.

Catalyst GOI — The Board observed that Catalyst GOI’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. It discussed that Catalyst GOI’s net expense ratio was lower than its peer group average.

MAP Global Equity — The Board commented that MAP Global Equity’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that its net expense ratio was lower than the peer group median and average and in line with the median of the Morningstar category.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

MAP Global Balanced — The Board recognized that MAP Global Balanced’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that MAP Global Balanced’s net expense ratio was lower than the peer group median and average and on par with the Morningstar category average.

SMH High Income — The Board reviewed SMH High Income’s advisory fee and net expense ratio and noted that although they were higher than the medians and averages of its peer group and Morningstar category, they were well below the highs of each.

SMH Total Return — The Board acknowledged that SMH Total Return’s advisory fee was higher than the median and average of its peer group and Morningstar category, but below the highs of each. The Board recognized that SMH Total Return’s net expense ratio was the highest in its Morningstar category and higher than any net expense ratio in its peer group. The Board discussed that the Morningstar category consisted of funds with very different strategies from SMH Total Return. The Board remarked that SMH Total Return was actively managed and steadfastly pursued its investment objective. The Board observed that without acquired fund fees, SMH Total Return would be more in line with its peer group and Morningstar category but investment in business development companies was an integral part of the strategy.

Catalyst DA — The Board observed that Catalyst DA’s advisory fee was in line with its peer group and that its net expense ratio was lower than the median and average of its peer group. The Board noted that Catalyst DA’s advisory fee and net expense ratio were lower than the highs of the its Morningstar category.

Exceed DR — The Board recognized that Exceed DR’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DR’s net expense ratio was lower than the averages of its peer group and Morningstar category.

Exceed DS — The Board noted that Exceed DS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed peer group and Morningstar category and lower than the median of the Morningstar category.

Lyons TA — The Board discussed that the advisory fee for Lyons TA was the high of its peer group, but was lower than the high of the Tactical Allocation Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Tactical Allocation Morningstar category.

Catalyst BS — The Board stated that although the advisory fee for Catalyst BS was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst BS’s net expense ratio was lower than the average expense ratio of the peer group and well-below the high of the Morningstar category.

CIFC Floating Rate — The Board remarked that the advisory fee for CIFC Floating Rate was the highest of its Morningstar category and that its net expense ratio, although higher than the averages and medians of the peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that most funds in its peer group and Morningstar category were very large and benefitted from economies of the Fund.

Stone Beach IO — The Board acknowledged that Stone Beach IO’s advisory fee was the highest of its peer group and Morningstar category, but that its net expense ratio was lower than the median and average of its peer group, and well below the high of its Morningstar category. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Catalyst MS — The Board commented that Catalyst MS’s advisory fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that some funds included in the peer group had unitary fees and skewed the comparison.

Catalyst MLP — The Board reviewed Catalyst MLP’s advisory fee and noted that it was the high of its peer group and Morningstar category. The Board discussed that Catalyst MLPs net expense ratio was lower than the average of its peer group and Morningstar category.

Catalyst IPOX – The Board pointed out that Catalyst IPOX’s advisory fee was the highest of its peer group and Morningstar category and its net expense ratio was the highest of its Morningstar category. The Board observed that Catalyst IPOX’s advisory fee was the highest in its peer group and Morningstar category due to the specialized nature of its investment strategy.

Millburn HS — The Board considered that Millburn HS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that the Multi-Alternative Morningstar category was a very diverse category.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement for distribution expenses pursuant to the Rule 12b-1 plan. The Board determined Catalyst’s profitability for each Catalyst Fund was not excessive.

Catalyst SA — The Board noted that Catalyst was managing Catalyst SA at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst SA was not an issue at this time.

Catalyst IB — The Board remarked that Catalyst earned a profit from managing Catalyst IB. The Board discussed that these profits were used to compensate the owner personnel of Catalyst that provided services to Catalyst IB. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Catalyst’s profit in connection with Catalyst IB was not unreasonable.

Catalyst Insider Fund — The Board noted that Catalyst was managing Catalyst Insider a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst Insider Fund was not an issue at this time.

Catalyst HFS — The Board observed that Catalyst earned a reasonable profit from managing Catalyst HFS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HFS.

Catalyst HCS — The Board observed that Catalyst earned a profit from managing Catalyst HCS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HCS. The Board concluded that Catalyst’s profit in connection with Catalyst HCS was reasonable.

Catalyst SC — The Board observed that Catalyst earned a reasonable profit from managing Catalyst SC. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst SC.

Catalyst GOI — The Board noted that Catalyst was managing Catalyst GOI at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst GOI was not an issue at this time.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

MAP Global Equity — The Board observed that Catalyst earned a reasonable profit from managing MAP Global Equity. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of MAP Global Equity.

MAP Global Balanced — The Board commented that Catalyst earned a modest profit from managing MAP Global Balanced. The Board concluded that Catalyst’s profit in connection with MAP Global Balanced was reasonable.

SMH High Income — The Board commented that Catalyst earned a modest profit from managing SMH High Income. The Board concluded that Catalyst’s profit in connection with SMH High Income was reasonable.

SMH Total Return — The Board commented that Catalyst earned a modest profit from managing SMH Total Return. The Board concluded that Catalyst’s profit in connection with SMH Total Return was reasonable.

Catalyst DA — The Board observed that Catalyst earned a reasonable profit from managing Catalyst DA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst DA.

Exceed DR — The Board commented that Catalyst earned a slim profit from managing Exceed DR. The Board concluded that Catalyst’s profit in connection with Exceed DR was reasonable.

Exceed DS — The Board noted that Catalyst was managing Exceed DS at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Exceed DS was not an issue at this time.

Lyons TA — The Board observed that Catalyst earned a reasonable profit from managing Lyons TA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Lyons TA.

Catalyst BS — The Board commented that Catalyst earned a modest profit from managing Catalyst BS Fund. The Board concluded that Catalyst’s profit in connection with Catalyst BS was reasonable.

CIFC Floating Rate — The Board commented that Catalyst earned a modest profit from managing CIFC Floating Rate. The Board concluded that Catalyst’s profit in connection with Catalyst CIFC Floating Rate was reasonable.

Stone Beach IO — The Board noted that Catalyst was managing Stone Beach IO at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Stone Beach IO was not an issue at this time.

Catalyst MS — The Board noted that Catalyst was managing Catalyst MS at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst MS was not an issue at this time.

Catalyst MLP — The Board observed that Catalyst earned a reasonable profit from managing Catalyst MLP. The Board discussed that Catalyst’s profit margins were well within the industry norm for strategies similar to that of Catalyst MLP.

Catalyst IPOX — The Board noted that Catalyst was managing Catalyst IPOX at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst IPOX was not an issue at this time.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Millburn HS — The Board observed that Catalyst earned a reasonable profit from managing t Millburn HS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Millburn HS. The Board considered Catalyst’s active management of Millburn HS and the amount of risk Catalyst assumed.

Economies of Scale. The Board noted that the Management Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Funds had benefitted from the respective Catalyst Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Fund and its shareholders if the Catalyst Fund experienced significant growth in assets. The Board noted that no Catalyst Fund had reached such levels and agreed to revisit the issue of breakpoints at the advisory agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Catalyst Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012- 2017.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC 2012-2014.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010- 2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-844-223-8637.

CATALYST FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/19) and held for the entire period through 06/30/19.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/19	Value 06/30/19	During Period *	Value 06/30/19	During Period *

Catalyst Small-Cap Insider Buying Fund - Class A	1.77%	$1,000.00	$1,062.60	$9.05	$1,016.02	$8.85
Catalyst Small-Cap Insider Buying Fund - Class C	2.52%	1,000.00	1,057.80	12.86	1,012.30	12.57
Catalyst Small-Cap Insider Buying Fund - Class I	1.52%	1,000.00	1,063.60	7.78	1,017.26	7.60
Catalyst Insider Buying Fund - Class A	1.52%	1,000.00	1,179.20	8.21	1,017.26	7.60
Catalyst Insider Buying Fund - Class C	2.27%	1,000.00	1,174.20	12.24	1,013.54	11.33
Catalyst Insider Buying Fund - Class I	1.27%	1,000.00	1,180.30	6.87	1,018.50	6.36
Catalyst IPOx Allocation Fund - Class A	2.01%	1,000.00	1,243.70	11.18	1,014.83	10.04
Catalyst IPOx Allocation Fund - Class C	2.76%	1,000.00	1,238.40	15.32	1,011.11	13.76
Catalyst IPOx Allocation Fund - Class I	1.76%	1,000.00	1,245.10	9.80	1,016.07	8.80
Catalyst Dynamic Alpha Fund - Class A	1.37%	1,000.00	1,100.50	7.14	1,018.00	6.85
Catalyst Dynamic Alpha Fund - Class C	2.12%	1,000.00	1,096.30	11.02	1,014.28	10.59
Catalyst Dynamic Alpha Fund - Class I	1.12%	1,000.00	1,101.70	5.84	1,019.24	5.61
Catalyst Buyback Strategy Fund - Class A	1.52%	1,000.00	1,130.60	8.03	1,017.26	7.60
Catalyst Buyback Strategy Fund - Class C	2.27%	1,000.00	1,126.30	11.97	1,013.54	11.33
Catalyst Buyback Strategy Fund - Class I	1.27%	1,000.00	1,132.60	6.72	1,018.50	6.36
Catalyst Growth of Income Fund - Class A	1.37%	1,000.00	1,088.60	7.09	1,018.00	6.85
Catalyst Growth of Income Fund - Class C	2.12%	1,000.00	1,085.00	10.96	1,014.28	10.59
Catalyst Growth of Income Fund - Class I	1.12%	1,000.00	1,092.60	5.81	1,019.24	5.61
Catalyst/Lyons Tactical Allocation Fund - Class A	1.52%	1,000.00	1,023.30	7.63	1,017.26	7.60
Catalyst/Lyons Tactical Allocation Fund - Class C	2.27%	1,000.00	1,018.90	11.36	1,013.54	11.33
Catalyst/Lyons Tactical Allocation Fund - Class I	1.27%	1,000.00	1,024.00	6.37	1,018.50	6.36
Catalyst/MAP Global Equity Fund - Class A	1.21%	1,000.00	1,127.70	6.38	1,018.79	6.06
Catalyst/MAP Global Equity Fund - Class C	1.96%	1,000.00	1,123.20	10.32	1,015.08	9.79
Catalyst/MAP Global Equity Fund - Class I	0.96%	1,000.00	1,128.40	5.07	1,020.03	4.81
Catalyst MLP & Infrastructure Fund - Class A	1.67%	1,000.00	1,179.40	9.02	1,016.51	8.35
Catalyst MLP & Infrastructure Fund - Class C	2.42%	1,000.00	1,172.60	13.04	1,012.79	12.08
Catalyst MLP & Infrastructure Fund - Class I	1.42%	1,000.00	1,180.20	7.68	1,017.75	7.10

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT as am exhibit to its report may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Catalyst Small-Cap Insider Buying Fund	10,250	10,250
Catalyst Insider Buying Fund	10,250	10,250
Catalyst Dynamic Alpha Fund	10,250	10,250
Catalyst/Buyback Strategy Fund	10,250	10,250
Catalyst Growth of Income Fund	10,250	10,250
Catalyst/Lyons Tactical Allocation Fund	10,250	10,250
Catalyst/MAP Global Equity Fund	12,250	12,250
Catalyst MLP & Infrastructure Fund	10,250	10,250
Catalyst IPOx Allocation Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Catalyst Small-Cap Insider Buying Fund	2,000	2,000
Catalyst Insider Buying Fund	2,000	2,000
Catalyst Dynamic Alpha Fund	2,000	2,000
Catalyst/Buyback Strategy Fund	2,000	2,000
Catalyst Growth of Income Fund	2,000	2,000
Catalyst/Lyons Tactical Allocation Fund	2,000	2,000
Catalyst/MAP Global Equity Fund	2,000	2,000
Catalyst MLP & Infrastructure Fund	2,000	2,000
Catalyst IPOx Allocation Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2019, and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2019 and 2018, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
Principal Executive Officer/President
Date: September 06, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: September 06, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: September 06, 2019